                                                                    EXHIBIT 10.9


                                LEASE AGREEMENT

                                BY AND BETWEEN

                  JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                                 ("LANDLORD")

                                      AND

                          ACCENT COLOR SCIENCES, INC.
                                  ("TENANT")

                           DATED:  FEBRUARY 16, 1996

                               TABLE OF CONTENTS

ARTICLE 1.  PREMISES..................................................  1
ARTICLE 2.  TERM AND CONDITION OF LEASED PREMISES.....................  1
ARTICLE 3.  USE, NUISANCE, OR HAZARD..................................  2
ARTICLE 4.  RENT......................................................  2
ARTICLE 5.  RENT ADJUSTMENT...........................................  3
ARTICLE 6.  SERVICES TO BE PROVIDED BY LANDLORD.......................  5
ARTICLE 7.  REPAIRS AND MAINTENANCE BY LANDLORD.......................  6
ARTICLE 8.  REPAIRS AND CARE OF BUILDING COMPLEX BY TENANT............  7
ARTICLE 9.  TENANT'S EQUIPMENT AND INSTALLATIONS......................  7
ARTICLE 10.  FORCE MAJEURE............................................  7
ARTICLE 11.  MECHANICS'AND MATERIALMAN'S LIENS........................  8
ARTICLE 12.  ARBITRATION..............................................  8
ARTICLE 13.  INSURANCE................................................  8
ARTICLE 14.  QUIET ENJOYMENT..........................................  9
ARTICLE 15.  ALTERATIONS..............................................  9
ARTICLE 16.  FURNITURE, FIXTURES, AND PERSONAL PROPERTY............... 10
ARTICLE 17.  TAXES.................................................... 10
ARTICLE 18.  ASSIGNMENT AND SUBLETTING................................ 11
ARTICLE 19.  FIRE AND CASUALTY........................................ 12
ARTICLE 20.  CONDEMNATION............................................. 13
ARTICLE 21.  HOLD HARMLESS............................................ 13
ARTICLE 22.  DEFAULT BY TENANT........................................ 13
ARTICLE 23.  INTENTIONALLY OMITTED.................................... 17
ARTICLE 24.  INTENTIONALLY OMITTED.................................... 17
ARTICLE 25.  ATTORNEYS' FEES.......................................... 17
ARTICLE 26.  NON-WAIVER............................................... 17
ARTICLE 27.  RULES AND REGULATIONS.................................... 17
ARTICLE 28.  ASSIGNMENT BY LANDLORD................................... 17
ARTICLE 29.  LIABILITY OF LANDLORD.................................... 17
ARTICLE 30.  SUBORDINATION AND ATTORNMENT............................. 18
ARTICLE 31.  HOLDING OVER............................................. 18
ARTICLE 32.  SIGNS.................................................... 18
ARTICLE 33.  HAZARDOUS SUBSTANCES..................................... 18
ARTICLE 34.  COMPLIANCE WITH LAWS AND OTHER REGULATIONS............... 19
ARTICLE 35.  SEVERABILITY............................................. 19
ARTICLE 36.  NOTICES.................................................. 19
ARTICLE 37.  OBLIGATIONS OF SUCCESSORS, PLURALITY, GENDER............. 20
ARTICLE 38.  ENTIRE AGREEMENT......................................... 20
ARTICLE 39.  PARAGRAPH CAPTIONS....................................... 20
ARTICLE 40.  CHANGES.................................................. 20
ARTICLE 41.  AUTHORITY................................................ 21
ARTICLE 42.  BROKERAGE................................................ 21
ARTICLE 43.  EXHIBITS................................................. 21
ARTICLE 44.  APPURTENANCES............................................ 21
ARTICLE 45.  PREJUDGMENT REMEDY, REDEMPTION, COUNTERCLAIM, AND JURY... 21
ARTICLE 46.  RECORDING................................................ 22
ARTICLE 47.  MORTGAGEE PROTECTION..................................... 22
ARTICLE 48.  SHORING.................................................. 22
ARTICLE 49.  PARKING.................................................. 22
ARTICLE 50.  EXPANSION................................................ 22

ARTICLE 51.  ZONING................................................... 23
ARTICLE 52.  LANDLORD DEFAULT......................................... 24

                                LEASE AGREEMENT



  THIS LEASE AGREEMENT (the "Lease") is made and entered into as of the 16/th/ day of February, 1996, by and between JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation ("Landlord") and ACCENT COLOR SCIENCES, INC., a Connecticut corporation ("Tenant").


                                  WITNESSETH:


                              ARTICLE 1. PREMISES

     Subject to all of the terms and conditions hereinafter set forth, Landlord hereby leases to Tenant and Tenant Hereby leases from Landlord the premises (the "Leased Premises"), outlined on Exhibit B to this Lease, containing
                                ------------
approximately 50,895 rentable square feet of Rentable Area (as hereinafter defined), consisting of all of a portion of the basement, all of the leasable space on the first floor and the entire third and fourth floors of the six-story office building, being 800 Connecticut Boulevard, East Hartford, Connecticut (the "Building"). 'Me exact number of square feet of Rentable Area shall be determined by Landlord's Architect in accordance with Building Owners and Managers Association International ANSI Z 65.1 standards ("BOMA Standards"), and once so determined, such number of square feet of Rentable Area shall be used for determining Base Rent and Tenant's Building Percentage. The land described in Exhibit A to this Lease and all improvements thereon and appurtenances thereto, including, but not limited to, the Building, access roadway, and related areas, and all areas used for parking for the Building, shall be collectively Hereinafter referred to as the "Building Complex."

                ARTICLE 2. TERM AND CONDITION OF LEASED PREMISES

     2.1 The term of the Lease "Term") shall commence on June 1, 1996 (the "Commencement Date") and end on July 31, 2000 (the "Expiration Date") unless sooner terminated (the "Termination Date") as hereinafter provided. The Commencement Date of this Lease and the obligation of Tenant to pay rent, additional rent and all other charges hereunder shall not be delayed or postponed by reason of any delay by Tenant in performing changes or alterations in the premises to be performed by Tenant. In the event that Tenant completes its build-out in any portion of the Leased Premises prior to the Commencement Date, it shall be permitted to occupy and conduct its business therein. All of the terms and conditions of this Lease, except for Articles 4 and 5 hereof, shall apply to such period of early occupancy.

     2.2 Landlord will provide Tenant with an allowance, toward the cost of Tenant's initial buildout of the Leased Premises, in the amount of One Hundred Twenty-Five Thousand and 00/100 Dollars ($125,000.00) (the "Allowance"). Tenant shall pay for all necessary permits and fees out of the Allowance. The Allowance shall be paid to Tenant on a bi-weekly progress payment basis, upon receipt of the following:

     (a) an invoice and certification from Tenant's general contractor as to the amount billed to date;

     (b) a certification from Landlord's architect as to the costs incurred to date;

     (c) partial lien waivers from Landlord's general contractor and all subcontractors in the full amount being invoiced that month; and

     (d) such other documentation as Landlord shall reasonably require in connection therewith.

     Tenant represents that Tenant has inspected the Leased Premises and the Building and is thoroughly acquainted with their condition and, except for Landlord's Work (as defined below) takes the premises "as is," and the taking of possession of the Leased Premises by Tenant shall be conclusive evidence that the Leased Premises and the Building were in good and satisfactory condition at the time possession was taken by Tenant. Neither Landlord nor Landlord's agents have made any representations or promises with respect to the condition of the Building, the Leased Premises, the land upon which the Building is constructed, or any other matter or thing affecting or related to the Building or the Leased Premises, except as herein expressly set forth, and no rights, easement or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in this Lease.

     2.3 Landlord shall, within ninety (90) days after the Commencement Date, perform the work, in the common areas of the Building, that is set forth on Exhibit C attached hereto ("Landlord's Work").

                      ARTICLE 3. USE, NUISANCE, OR HAZARD

     3.1 The Leased Premises shall be used and occupied by Tenant solely for general office purposes, including engineering offices, and for no other purposes without the prior written consent of Landlord, except that the portion of the Leased Premises that is on the first floor of the building may be used for light assembly of printing equipment, a shop area and storage purposes.

     3.2 Tenant shall not use, occupy, or permit the use or occupancy of the Leased Premises for any purpose which Landlord, in its reasonable discretion, deems to be illegal, immoral, or dangerous; permit any public or private nuisance; do or permit any act or thing which may disturb the quiet enjoyment of any other tenant of the Building Complex; keep any substance or carry on or permit any operation which might introduce offensive odors or conditions into other portions of the Building Complex; use any apparatus which might make undue noise or set up vibrations in or about the Building Complex; permit anything to be done which would increase the premiums paid by Landlord for FIRE and extended coverage insurance on the Building Complex or its contents or cause a cancellation of any insurance policy covering the Building Complex or any part thereof or any of its contents; or permit anything to be done which is prohibited by or which shall in any way conflict with any law, statute, ordinance, or governmental rule or regulation now or hereinafter in force. Should Tenant do any of the foregoing without the prior written consent of Landlord, it shall constitute an Act of Default (as hereinafter defined) and shall enable Landlord to resort to any of its remedies hereunder.

                                ARTICLE 4. RENT

     4.1 Tenant hereby agrees to pay Landlord a base annual rental (the "Base Rent") Three Hundred Ninety-Four Thousand Four Hundred Thirty-Six and 25/100 Dollars ($394,436.25) per N-ear (based on $7.75 per rentable square foot), payable in monthly installments of Tbirty-Two Thousand Eight Hundred Sixty-Nine and 69/100 Dollars ($32,869.69), for the first two (2) years of the Term (pro rated for any partial month at the commencement of the Term) and Five Hundred Ninety-Eight Thousand Sixteen and 25/100 Dollars ($598,016.25) per year (based on $11.75 per rentable square foot), payable in monthly installments of Forty-Nine Thousand Eight Hundred Thirty-Four and 68/100 Dollars ($49,834.68), for the balance of the Term. The Base Rent shall be due and payable in advance in twelve (12) equal installments (the "Monthly Rent") in check or by money order on or before the first day of each calendar month. In addition to the Base Rent, Tenant also agrees to pay the Operating Expenses, Taxes, and any and all other sums of money as shall become due and payable by Tenant as hereinafter set forth, all of which shall constitute additional rent under this Lease (the "Additional Rent"). The Monthly Rent and the Additional Rent are sometimes hereinafter collectively called "Rent" and shall be paid when due in lawful money of the United States with demand, deduction, abatement, or offset at such place as is set forth in Article 36 of this Lease or as Landlord may designate from time to time. Landlord expressly reserves the right to apply any payment received to Base Rent or any other items of Rent that are not paid by Tenant. Notwithstanding the above, no Base Rent shall be due or payable for the first and second complete calendar months of the Term.

     4.2 In the event any Monthly or Additional Rent or other amount payable by Tenant hereunder is not paid within five (5) business days after its due date, Tenant shall pay to Landlord a late charge (the "Late Charge"), as Additional Rent, in an amount of ten percent (10%) of the amount of such late payment. Failure to pay any Late Charge shall be deemed a Monetary Default (as hereinafter defined). Provision for the Late Charge shall be in addition to all other rights and remedies available to Landlord hereunder, at law or in equity, and shall not be construed as liquidated damages or limiting Landlord's remedies in any manner. Failure to charge or collect such Late Charge in connection with any one (1) or more such late payments shall not constitute a waiver of Landlord's right to charge and collect such Late Charges in connection with any other or similar of like late payments.

     4.3 The amount of Sixty Five Thousand Seven Hundred Thirty Nine and 37/100 Dollars ($65,739.37) shall be due and payable upon the execution of this Lease by Tenant, which sum shall be the Monthly Rent for the third and fourth complete calendar months of the Term.

     4.4 If the Term commences on a date other than the first day of the calendar month or expires or terminates on a date other than the last day of a calendar month, the Rent for any such partial month shall be prorated to the actual number of days Tenant is in occupancy of the Leased Premises for such partial month.

     4.5 All Rents and any other amount payable by Tenant to Landlord hereunder, if not paid when due, shall bear interest from the date due until paid at the rate equal to the prime commercial rate established from time to time by Fleet Bank, Boston. Massachusetts, plus four percent (4%) per annum. but not in excess of the maximum legal rate permitted by law. Failure to charge or collect such interest in connection with any one (1) or more delinquent payments shall not constitute a waiver of Landlord's right to charge and collect such interest in connection with any other or similar or like delinquent payments.

     4.6 If Tenant fails to make when due two (2) consecutive payments of Monthly Rent or makes two (2) consecutive payments of Monthly Rent which are returned to Landlord by Tenant's financial institution for insufficient funds, Landlord may require, by giving written notice to Tenant, that all future payments of Rent shall be made in cashier's check or by money order. The foregoing is in addition to any other remedy of Landlord hereunder, at law or in equity.

                          ARTICLE 5. RENT ADJUSTMENT

     5.1  Definitions.
          -----------

          (a) "Operating Expenses," as said term is used herein, shall mean all expenses, costs, and disbursements of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership, operation, or maintenance of the Building Complex. If less than ninety-five percent (95%) of the Rentable Area of the Building is actually occupied during any Lease Year (as hereinafter defined), Operating Expenses for such Lease Year shall be the amount that the Operating Expenses should have been for such Lease Year had ninety-five percent (95%) of the Rentable Area of the Building been occupied during all of such Lease Year, as determined by Landlord. Operating Expenses shall be computed in accordance with generally accepted accounting principles, consistently applied, and shall include, but not be limited to, the items as listed below:

          (i) Wages, salaries, and any and all taxes, insurance and benefits of the
Building manager and any clerical, maintenance, or other management employees directly associated with the operation of the Building;

          (ii) All expenses for the Building management office including rent, office supplies, and materials therefor,

          (iii)  All supplies, materials, and tools;

          (iv) All costs incurred in connection with the operation, maintenance, and repair of the Building Complex including, but not limited to, the following: elevators; heating, ventilating and air conditioning systems; security; cleaning and janitorial; parking lot and landscape; window washing; and license, permit, and inspection fees;

          (v) Costs of water, pure water, sewer, electric, and any other utility charges, except that costs of electricity consumed by tenants for lighting and plugged-in equipment in the leased or leasable areas of the Building shall be excluded from Operating Expenses;

          (vi) Costs of casualty, rental interruption, and liability insurance, and any deductibles payable thereunder;

          (vii)  Management fees;

          (viii) Any and all Taxes (as hereinafter defined) whether Federal, State, county, or municipal, and whether by taxing districts or authorities presently in existence or by other subsequently created (excluding, however, Federal and State taxes on income, if any) and any costs and expenses of contesting the validity of same. "Taxes" shall mean all ad valorem taxes, personal property taxes, and all other taxes, assessments, embellishments, use and occupancy taxes, transit taxes, water, sewer and pure water charges not included in Section 5.1 (a)(v) above, excises, levies, license and peat fees or taxes, and all other similar charges, levies, penalties, or taxes, if any, which are levied, assessed , or imposed upon or due and payable in connection with, or a lien upon, the land, the Building, or facilities used in connection therewith, and rentals or receipts therefrom and all taxes of whatsoever nature that are imposed in substitution for or in lieu of any of the taxes, assessments, or other charges including in this definition of Taxes;

          (ix) The cost of any capital improvements made to the Building Complex by Landlord after the date of this Lease which are or may be required, by any law, ordinance, rule, regulation, or otherwise that was not applicable or in effect at the time the Building Complex was constructed, including, but not limited to, the Americans with Disabilities Act, amortized over such period as Landlord shall reasonably determine, together with interest on the unamortized balance;


          (x) The cost of any labor or energy saving device or other equipment installed by Landlord which improves the operating efficiency of any system within the Building Complex and thereby reduces Operating Expenses. Such costs may be added to Operating Expenses in each Lease Year during the useful life of such device or equipment an amount equal to the annual amortization allowance of the cost of such device or equipment as determined in accordance with generally accepted accounting principles, consistently applied, together with interest on the unamortized balance thereof, provided, however, that the amount of such allowance and interest shall not exceed the annual cost or expense reduction attributed by Landlord to such device or equipment; and

          (xi) Legal, accounting, inspection, and consultation fees incurred in connection with the operation of the Building Complex.

          Expressly excluded from Operating Expenses are the following items:

               (1) Replacement of capital investment items (except as provided hereinabove);

               (2) Advertising and leasing commissions (other than those set forth hereinabove);

               (3) Repairs and restoration, to the extent paid for by the proceeds of any insurance policies;

               (4) Principal, interest, and other costs directly related to financing the Building Complex; and

               (5) The cost of special services to tenants (including Tenant) for which a special charge is made.

          (b) "Lease Year" shall mean the twelve (12) month period commencing January 1/st/. and ending December 31st.

          (c) "Tenant's Building Percentage" shall mean Tenant's percentage of the entire Building as determined by dividing the Rentable Area of the Leased Premises by the total Rentable Area of the Building, which is 95,410 square feet. For the purposes of this Section, Tenant's Building Percentage is fifty-three and thirty-three one-hundredths percent (53.33%), subject to recalculation when the precise number of square feet of rentable area in the Leased Premises is determined pursuant to Article I hereof. If there is a change in the total Building Rentable Area as a result of an addition to the Building, partial destruction, modification or similar cause, which event causes a reduction or increase on a permanent basis, Landlord shall cause adjustments in the computations as shall be necessary to provide for any such changes.

          5.2 In the event that the Operating Expenses of Landlord's operation of the Building Complex during any Lease Year of the Term shall exceed the actual Operating Expenses for the Building Complex for the 1996 calendar year as adjusted to ninety-five percent (95%) occupancy for entire twelve (12) months (the "Base Year"), Tenant shall pay to Landlord, as Additional Rent, "Tenant's Share" as hereinafter defined) of the difference between the Operating Expenses for a particular Lease Year and the Base Year. "Tenant's Share" shall be determined by multiplying any such difference between Operating Expenses for any Lease Year and the Base Year or pro rata portion thereof, respectively, by Tenant's Building Percentage. Landlord shall, in advance of each Lease Year, estimate what Tenant's share will be for such Lease Year based, in part, on Landlord's operating budget for such Lease Year, and Tenant shall pay Tenant's share as so estimated each month (the "Monthly Escalation Payments"). The Monthly Escalation Payments shall be due and payable at the same time and in the same manner as the Monthly Rent.

          5.3 Landlord shall, within one hundred twenty (120) days after the end of each Lease Year, provide Tenant with a written statement of the actual Operating Expenses incurred during such Lease Year for the Building Complex and such statement shall set forth Tenant's share of such Operating Expenses. Tenant shall pay Landlord, as Additional Rent, the difference between Tenant's Share of any increases in Operating Expense and the amount of Monthly Escalation Payments made by Tenant attributable to said Lease Year, such payment to be made within thirty (30) days; or the date of the statement, similarly, Tenant shall receive a credit if Tenant's Share is less than the amount of Monthly Escalation Payments collected by Landlord during said Lease Year, such credit to be applied to future Monthly Escalation Payments to become due hereunder. If real estate taxes, utilities, janitorial services or any other components of Operating Expenses increase during any Lease Year, Landlord may revise Monthly Escalation Payments due during such Lease Year by giving Tenant written notice to that effect', and, thereafter, Tenant shall pay, in each of the remaining months of such Lease Year, a sum equal to the amount of revised difference in Operating Expenses times Tenant's Building Percentage divided by the number of months remaining in such Lease Year.

          5.4 If, within sixty (60) days following receipt of the Operating Expense statement, neither party hereto delivers to the other party a notice referring in reasonable detail to one (1) or more errors in such statement, it shall be deemed conclusively that the information set forth in such statement is correct. Tenant shall, however, be entitled to conduct or require an audit to be conducted, provided that not more than one (1) such audit may be conducted during any Lease Year of the Term. In no event shall payment of Rent ever be contingent upon the performance of such audit. For purposes of any Audit, Tenant or Tenant's duly authorized representative, at Tenant's sole cost and expense, shall have the right, upon fifteen (15) days' written notice to Landlord, to inspect Landlord's books and records pertaining to Operating Expenses at the offices of Landlord during Landlord's ordinary business hours, provided that such audit must be conducted so as not to interfere with Landlord's Business Operations and must be reasonable as to scope and time. Alternatively, at Landlord's sole discretion, Landlord may provide an audit of such books and records prepared by a independent public accountant of Landlord's selection. but at Tenant's expense, which shall be deemed to be conclusive for the purposes of this Lease.

          5.5 Tenant's obligation with respect to Additional Rent and the Payment of Tenant's Share shall survive the Expiration Date or Termination Date of this Lease and Landlord shall have the right to retain the Security Deposit, or so much thereof as it deems necessary, to secure payment of Tenant's Share for the final year of the Lease, or part thereof, during which Tenant was obligated to pay such expenses. If Tenant occupies the Leased Premises for less than a full calendar year during the first or last calendar years of the Term, Tenant's Share for such partial year shall be calculated by proportionately reducing the Base Year Operating Expenses to reflect the number of months in such year during which Tenant occupied the Leased Premises (the "Adjusted Base Operating Expenses"). The Adjusted Base Operating Expenses shall then be compared with the actual Operating Expenses for said partial ),ear to determine the amount of any increases or decreases in the actual Operating Expenses for such partial year over the Adjusted Base Operating Expenses. Tenant shall pay its Tenant's Share of any such increases within thirty (30) days following the receipt of a final statement.

                ARTICLE 6. SERVICES TO BE PROVIDED BY LANDLORD

          6.1 Subject to Articles 5 and 9 herein, Landlord shall pay for and furnish to Tenant, while occupying the Leased Premises, the following services:

         (a) The existing electric service at the Leased Premises, to furnish sufficient power for lighting in the Leased Premises, typewriters, voice writers, calculating machines, personal computers, and other machines of similar low electrical consumption. In the event that Tenant requires any electric capacity that is in excess of the existing service, Tenant shall have the right to provide such excess service, at Tenant's cost. Any such work shall be subject to the provisions of Article 15 hereof Tenant shall pay to Landlord monthly, as billed, for all costs of the electricity used by Tenant in the Leased Premises, as aforesaid, as measured by a separate meter or meters therefor;

         (b) Hot, cold, and refrigerated water at those points of supply provided for general use of all lessees in the Building;

         (c) Janitorial service on a five (5) day weed basis at no extra charge pursuant to Exhibit E, provided that in no event shall Landlord be
                   ---------
obligated to clean any portions of the Leased Premises that are not used for normal use. Carpet cleaning, except as provided in normal business services, shall be performed at Tenant's request and at Tenant's expense;

         (d) Air conditioning and heating as reasonably required for comfortable use and occupancy under ordinary office conditions from 7:00 a.m. to 6:00 p.m., Monday through Friday, and 7:00 a.m. to 12:00 p.m., Saturdays or any legal holidays and on any holidays observed by a majority of the Building lessees from time to time. Landlord shall also make available heat, air-conditioning and ventilation for the Leased Premises on other days and at other hours provided Tenant notifies Landlord: (a) in the case of hours following the regular hours of a business day no later than 4:30 p.m. on such day and (b) in the case of a Saturday, Sunday or legal holiday no later than 4:30 p.m. on the last business day preceding such Saturday, Sunday or holiday. Tenant shall pay to Landlord on a monthly basis the additional cost of such utilities and services as determined by Landlord;

         (e) Replacement of all standard fluorescent bulbs in all areas and all incandescent bulbs in public areas, rest room areas, and stairwells. Routine maintenance and electric lighting service for all public areas of the Building Complex in a manner and to the extent deemed by Landlord to be standard; and

          (f) Security for the Building Complex as may be deemed necessary by Landlord. Landlord shall not be liable to Tenant for losses due to theft, burglary, or damages done by unauthorized persons on the Building Complex.

          6.2 Landlord shall not be liable for any loss or damage arising or alleged to arise in connection with the failure, stoppage, or interruption of any such services; nor shall the same be construed as an eviction of Tenant, work an abatement of Rent, entitle Tenant to any reduction in Rent, or relieve Tenant from the operation of any covenant or condition herein contained. It being further agreed that Landlord reserves the right to discontinue temporarily such services or any of them at such times as may be necessary by reason of repair or capital improvements perforated within the Building Complex, accident, unavailability of employees, repairs, alterations, or improvements, or whenever by reason of strikes, lockouts, riots, acts of God, or any other happening or occurrence beyond the reasonable control of Landlord. In the event of any such failure, stoppage, or interruption of services, Landlord shall use reasonable diligence to have the same restored. Neither diminution nor shutting off of light or air or both, nor any other effect on the Building Complex by any structure erected or condition now or hereafter existing on lands adjacent to the Building Complex, shall affect this Lease, abate Rent, or otherwise impose any liability on Landlord. Notwithstanding the foregoing, in the event of any failure of any service or utility that Landlord is obligated to provide to Tenant under this Lease that materially and adversely affects Tenant's business in the Leased Premises, and that continues for more than five (5) consecutive business days, Base Rent shall thereafter equitably abate, in proportion to the interference with Tenant 's business caused thereby, until the service or utility is restored.

     Landlord shall have the right to reduce heating, cooling, or lighting within the Leased Premises and in the public area in the Building as required by any mandatory fuel or energy-saving program.

     Unless otherwise provided by Landlord, Tenant shall separately arrange with the applicable local public authorities or utilities, as the case may be, for the furnishing of and payment for all telephone and facsimile services as may be required by Tenant in the use of the Leased Premises. Tenant shall directly pay for such telephone and facsimile services as may be required by Tenant in the use of the Leased Premises. Tenant shall directly pay for such telephone and facsimile services, including the establishment and connection thereof, at the rates charged for such services by said authority or utility; and the failure of Tenant to obtain or to continue to receive such services for any reason whatsoever shall not relieve Tenant of any of its obligations under this Lease.

                ARTICLE 7. REPAIRS AND MAINTENANCE BY LANDLORD

      7.1 Landlord shall provide for the cleaning and maintenance of the public portions of the Building Complex in keeping with the ordinary standard for first-class office buildings in the greater Hartford area as a part of Operating Expenses. Unless otherwise expressly stipulated herein, Landlord shall not be required to make any improvements or repairs of any kind or character to the Leased Premises during the Term, except such repairs as may be required to the exterior walls, corridors, windows, roof, and other structural elements and equipment of the Building Complex, and such additional maintenance as may be necessary because of the damage caused by persons other than Tenant, its agents, employees licensees, or invitees.

     7.2 Landlord or Landlord's officers, agents, and representatives (subject to any security regulations imposed by any governmental authority) shall have the right to enter all parts of the Leased Premises at all reasonable hours upon reasonable advance notice to Tenant except in cases of emergency when no notice shall be required to inspect, clean, make repairs, alterations, and additions to the Building Complex or the Leased Premises which it may deem necessary or desirable, to make repairs to adjoining spaces, to cure any defaults of Tenant hereunder that Landlord elects to cure, to show the Leased Premises to prospective tenants or purchasers of the Building, or to provide any service which it is obligated or elects to furnish to Tenant; and Tenant shall not be entitled to any abatement or reduction of Rent by reason thereof. Landlord shall have the right to enter the Leased Premises at any time and by any means in the case of an emergency.

           ARTICLE 8.  REPAIRS AND CARE OF BUILDING COMPLEX BY TENANT

     If the Building, the Building Complex, or any portion thereof, including, but not limited to, the elevators, boilers, engines, pipes, and other apparatus, or members of elements of the Building (or any of them) used for the purpose of climate control of the Building or operating the elevators, or of the water pipes, drainage pipes, electric lighting, or other equipment of the Building or the roof or outside walls of the Building of Landlord and also the Leased Premises improvements, including, but not limited to, the carpet, wall covering, doors, and woodwork, become damaged or are destroyed through the negligence, carelessness, or misuse of Tenant, its servants, agents, employees, or anyone permitted by Tenant to be in the Building, or through it or them, then the cost of the necessary repairs, replacements, or alterations shall be done by Tenant who shall forthwith pay the same on demand to Landlord as Additional Rent. Landlord shall have the exclusive right, but not the obligation, to make any repairs necessitated by such damage.

    Tenant agrees, at its sole cost and expense, to repair or replace any damage or injury done to the Building Complex, or any part thereof, caused by Tenant, Tenant's agents, employees, licenses, or invitees which Landlord elects not to repair. Tenant shall not injure the Building Complex or the Leased Premises and shall maintain the Leased Premises in a clean, attractive condition and in good repair. If Tenant fails to keep the Leased Premises in such good order, condition, and repair as required hereunder to the satisfaction of Landlord, Landlord may restore the Leased Premises to such good order and condition and make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's property or business by reason thereof, and upon completion thereof, Tenant shall pay to Landlord, as Additional Rent, upon demand, the cost of restoring the Leased Premises to such good order and condition and of the making of such repairs, plus an additional charge of fifteen percent (15%) thereof. Tenant shall leave the Leased Premises at the end of each business day in a reasonably tidy condition for the purpose of allowing the performance of Landlord's cleaning services. Upon the Expiration Date or the Termination Date, Tenant shall surrender and deliver up the Leased Premises to Landlord in the same condition in which they existed at the Commencement Date, excepting only ordinary wear and tear and damage arising from any cause not required to be repaired by Tenant. Upon the Expiration Date or the Termination Date, Landlord shall have the right to re-enter and take possession of the Leased Premises.

     Tenant shall not provide any janitorial or cleaning services without Landlord's written consent, and then only subject to supervision of Landlord, at Tenant's sole responsibility, and by a janitorial or cleaning contractor or employees at all times satisfactory to Landlord.

                ARTICLE 9. TENANT'S EQUIPMENT AND INSTALLATIONS

     If heat-generating machines or equipment, including telephone equipment, cause the temperature in the Leased Premises, or any part thereof, to exceed the temperatures the Building's air conditioning system would be able to maintain in such Leased Premises were it not for such heat generating equipment, then Landlord reserves the right to install supplementary air conditioning units in the Leased Premises, and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, including water, shall be paid by Tenant to Landlord upon demand by Landlord.

     Except for desk or table-mounted typewriters, adding machines, office calculators, dictation equipment, personal computers, and other similar office equipment, and high speed data printers provided that not more than 15,000 square feet of the Leased Premises shall contain high speed data printers. Tenant shall not install within the Leased Premises any fixtures, equipment, facilities, or other improvements without the specific written consent of Landlord. Tenant shall not, without the specific written consent of Landlord, install or maintain any apparatus or device within the Leased Premises which shall increase the usage of electrical power or water for the Leased Premises to an amount greater than would be normally required for general office use for space or comparable size in the greater Hartford area; and if any such apparatus or device is so installed, Tenant agrees to furnish Landlord written agreement to pay for any additional costs of utilities as the result of said installation.

                           ARTICLE 10.  FORCE MAJEURE

     It is understood and agreed that with respect to any service to be furnished or obligations to be performed by Landlord for Tenant that in no event shall Landlord be liable for failure to furnish or perform the same when prevented from doing so by strike, lockout, or inability by the exercise of reasonable diligence to obtain supplies, parts, or employees necessary to furnish such service or met such obligation; or because of war or other emergency; or for any cause beyond Landlord's reasonable control; or for any cause due to any act or omission of Tenant or its agents, employees, licensees, invitees, or any persons claiming by, through, or under Tenant.

                ARTICLE 11.  MECHANICS' AND MATERIALMAN'S LIENS

     11.1 Tenant shah not suffer or permit any mechanics' or materialman's lien to be filed against the Leased Premises or any portion of the Building Complex by reason of work, labor, services, or materials supplied or claimed to have been supplied to Tenant. Nothing herein contained shall be deemed or construed in any way as constituting the consent or request of Landlord, expressed or implied, by inference or otherwise, for any contractor, subcontractor, laborer, or materialman to perform any labor or to furnish any materials or to make any specific improvement, alteration, or repair of or to the Leased Premises or any portion of the Building Complex; nor of giving Tenant any right, power, or authority to contract for, or pen-nit the rendering of, any services or the furnishing of any materials that could give rise to the filing of any mechanics' or materialman's lien against the Leased Premises or any portion of the Building Complex.

     11.2 If any such mechanics' or materialman's lien shall at any time be filed against the Leased Premises or any portion of the Building Complex as the result of any act or omission of Tenant, Tenant covenants that it shall, within twenty (20) days after Tenant has notice of the claim for lien, procure the discharge thereof by payment or by giving security or in such other manner as is or may be required or permitted by law or which shall otherwise satisfy Landlord. If Tenant fails to take such action, Landlord, in addition to any other right or remedy it may have, may take such action as may be reasonably necessary to protect its interests. Any amounts paid by Landlord in connection with such action, all other expenses of Landlord incurred in connection therewith, including reasonable attorney's fees, court costs, and other necessary disbursements shall be repaid by Tenant to Landlord on demand.

                            ARTICLE 12.  ARBITRATION

     In the event that a dispute arises under Section 5.3 above, or if any disputes relating to provisions or obligations in this Lease as to which a specific provision for a reference to arbitration is made herein, the same shall be submitted to arbitration in accordance with the provisions of applicable state law, if any, as from time to time amended. Arbitration proceedings, including the selection of an arbitrator, shall be conducted pursuant to the rules, regulations, and procedures from time to time in effect as promulgated by the American Arbitration Association. Prior written notice of application by either party for arbitration shall be given to the other at least ten (10) days before submission of the application to the said Association's office in the city wherein the Building is situated (or the nearest other city having an Association office). 'Me arbitrator shall hear the parties and their evidence. The decision of the arbitrator may be entered in the appropriate court of law; and the parties consent to the jurisdiction of such court and further agree that any process or notice of motion or other application to the Court or a Judge thereof may be served outside the State wherein the Building is situated by registered mail or by personal service, provided a reasonable time for appearance is allowed. The costs and expenses of each arbitration hereunder and their apportionment between the parties shall be determined by the arbitrator in his award or decision. No arbitrable dispute shall be deemed to have arisen under this Lease prior to (a) the expiration of the period of twenty (20) days after the date of the giving of written notice by the party asserting the existence of the dispute, together with a description thereof sufficient for an understanding thereof, and (b) where a Tenant payment (e.g., Operating Expense Excess under Article 9 hereof is in issue, the amount billed by Landlord having been paid by Tenant. The prevailing party in such arbitration shall be reimbursed for its expenses, including reasonable attorneys' fees.

                             ARTICLE 13.  INSURANCE

     13.1 Landlord shall maintain, as a art of Operating Expenses, fire and extended coverage insurance on the Building Complex. Such insurance shall be maintained with an insurance company, in amounts desired by Landlord or Landlord's mortgagee, and payment for losses thereunder shall be made solely to Landlord subject to the rights of the holder of any mortgage or deed of trust which may now or hereafter encumber the Building Complex.

     13.2 Tenant shall maintain, at its sole cost and expense, comprehensive general liability insurance (including coverage for bodily injury and death, property damage, fire, legal liability, and owner's contractors protective liability with respect to the Leased Premises to the extent that the same is not covered by Landlord's own insurance) in a form and with an insurance company acceptable to Landlord in a minimum amount of Two Million and 00/100 Dollars ($2,000,000.00) combined single limit. At all times during the Term, such insurance shall be maintained, and Tenant shall cause a current and valid certificate of such policy to be deposited with Landlord. If Tenant fails to have a current and valid certificate of such policy on deposit with Landlord at all times during the Term, then Landlord shall have the right, but not the obligation, to obtain such an insurance policy, and Tenant shall be obligated to pay Landlord the amount of the premiums applicable to such insurance within ten
(10) days after Tenant's receipt of Landlord's request for payment thereof. Said policy of insurance shall name Landlord and Tenant as the insureds and shall be non-cancelable with respect to Landlord except after thirty, (30) days' written notice from the insurer to Landlord.

     13.3 Tenant shall adjust annually the amount of the coverage established in Section 13.2 hereof to such amount as, in Landlord's reasonable opinion, adequately protects Landlord's interest.

     13.4 Notwithstanding anything herein to the contrary, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action, or cause of action against the other, its agents, employees, licensees, or invitees for any loss or damage to or at the Leased Premises or the Building Complex or any personal property of such party therein or thereon by reason of fire, the elements, or any other cause which would be insured against under the terms of the insurance policies referred to hereinabove, to the extent of such insurance, regardless of cause or origin, including omission of the other party hereto, its agents, employees, licensees, or invitees. Landlord and Tenant covenant that no insurer shall hold any right of subrogation against either of such parties. This waiver shall be ineffective against any insurer of Landlord or Tenant to the extent that such waiver is prohibited by the laws and insurance regulations of the State of Connecticut. The parties hereto agree that any and all such insurance policies required to be carried by either shall be endorsed with a subrogation clause, substantially as follows: "This insurance shall not be invalidated should the insured waive, in writing prior to a loss, any and all right of recovery against any party for loss occurring to the property described therein," and shall provide that such party's insurer waives any right of recovery against the other party in connection with any such loss or damage.

                         ARTICLE 14.  QUIET ENJOYMENT

     Provided Tenant has performed all its obligations under this Lease, including, but not limited to, the payment of Rent and all other sums due hereunder, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the Term, without hindrance by Landlord, subject to the provisions and conditions set forth in this Lease.

                           ARTICLE 15.  ALTERATIONS

     Tenant agrees that it shall not make or allow to be made any alterations, physical additions, or improvements in or to the Leased Premises without first obtaining the written consent of Landlord in each instance, which consent may be conditioned, given, or withheld in Landlord's sole discretion. At the time of said request, Tenant shall submit to Landlord plans and specifications of the proposed alterations, additions, or improvements; and Landlord shall have a period of not less than sixty (60) days therefrom in which to review and approve or disapprove said plans. Tenant shall pay to Landlord upon demand the reasonable cost and expense of Landlord -in (a) reviewing said plans and specifications, and (b) inspecting the alterations, additions, or improvements to determine whether the same are being performed in accordance with the approved plans and specifications and all laws and requirements of public authorities, including, without limitation, the fees of any architect or engineer employed by Landlord for such purpose. In any instance where Landlord grants such consent, and permits Tenant to use its own contractors, laborers, materialmen, and others furnishing labor or materials for Tenant's construction (collectively, "Tenant's Contractors"), Landlord's consent shall be deemed conditioned upon each of Tenant's Contractors (a) working in harmony and not interfering with any laborer utilized by Landlord, Landlord's contractors, laborers, or materialmen; (b) furnishing Landlord with evidence of acceptable liability insurance, worker's compensation coverage and if required by Landlord, completion bonding, and if at any time such entry by one or more persons furnishing labor or materials for Tenant's work shall cause such disharmony or interference, the consent granted by Landlord to Tenant m be withdrawn immediately upon written notice from Landlord to Tenant. Tenant, at its expense, shall obtain all necessary governmental permits and certificates for the commencement and prosecution of alterations, additions, or improvements to be performed in compliance therewith and with all applicable law and requirements of public authorities and with all applicable requirements of insurance bodies. All alterations, additions, or improvements to be performed in compliance therewith and with all applicable law and requirements of public authorities and with all applicable requirements of insurance bodies. All alterations, additions, or improvements shall be diligently performed in a good and workmanlike manner, using new materials and equipment at least equal in quality and class to the better of (a) the original installations of the Building, or (b) the then standards for the Building established by Landlord. Upon the completion of work and upon request by Landlord, Tenant shall provide Landlord copies of all waivers or releases of lien from each of Tenant's contractors. No alterations, modifications, or additions to the Building Complex or the Leased Premises shall be removed by Tenant either during the Term or upon the Expiration Date or the Termination Date without the express written approval of Landlord. Tenant shall not be entitled to any reimbursement or compensation resulting from its payment of the cost of constructing all or any portion of said improvements or modifications thereto unless otherwise expressly agreed by Landlord in writing. Tenant agrees specifically that no food, soft drink, or other vending machine shall be installed within the Leased Premises, without the prior written consent of Landlord.

     Landlord's approval of Tenant's plans for work shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules, and regulations of governmental agencies or authorities, including, but not limited to, the Americans with Disabilities Act. Landlord may, at its option, at Tenant's expense, require that Landlord's contractors be engaged for any mechanical or electrical work or other building or leasehold improvement.

     At least five (5) days prior to the commencement of any work permitted to be done by persons requested by Tenant on the Leased Premises, Tenant shall notify Landlord of the proposed work and the names and addressed of Tenant's Contractors. During any such work on the Leased Premises, Landlord, or its representatives, shall have the right to go upon and inspect the Leased Premises at all reasonable times, and shall have the right to post and keep posted thereon building permits or to take any further action which Landlord may deem to be proper for the protection of Landlord's interest in the Leased Premises.

            ARTICLE 16.  FURNITURE, FIXTURES, AND PERSONAL PROPERTY

     16.1 Tenant, at its sole cost and expense, may remove its trade fixtures, office supplies and moveable office furniture and equipment not attached to the Building Complex or Leased Premises provided:

           (a) such removal is made prior to the Expiration Date or the Termination Date;

           (b) Tenant is not in default of any obligation or covenant under this Lease at the time of such removal; and

           (c)  Tenant promptly repairs all damage caused by such removal.

     16.2 If Tenant does not remove its trade fixtures, office supplies, and moveable furniture and equipment is hereinabove provided prior to the Expiration Date or the Termination Date (unless prior arrangements have been made with Landlord and Landlord has agreed in writing to permit Tenant to leave such items in the Leased Premises for an agreed period), then, in addition to its other remedies, at law or in equity, Landlord shall have the right to have such items removed and stored at Tenant's sole cost and expense and all damage to the Building Complex or the Leased Premises resulting from said removal shall be repaired at the cost of Tenant; Landlord may elect that such items automatically become the property of Landlord upon the Expiration Date or the Termination Date, and Tenant shall not have any further rights with respect thereto or reimbursement therefor. All other property in the Leased Premises, any alterations, or additions to ' the Leased Premises (including wall-to-wall carpeting, paneling, wall covering, specially constructed or built-in cabinetry or bookcases), and any other article attached or affixed to the floor, wall, or ceiling of the Leased Premises shall become the property of Landlord and shall remain upon and be surrendered with the Leased Premises as a part thereof at the Expiration or Termination Date regardless of who paid therefor; and Tenant hereby waives all rights to any payment or compensation therefor. If, however, Landlord so requests, in writing, Tenant shall remove, prior to the Expiration Date or the Termination Date, any and all alterations, additions, fixtures, equipment, and property placed or installed in the Leased Premises and shall repair any damage caused by such removal.

     16.3 All the furnishings, fixtures, equipment, effects, and property of every kind, nature, and description of Tenant and of all persons claiming by, through, or under Tenant which, during the continuance of this Lease or any occupancy of the Leased Premises by Tenant or anyone claiming under Tenant, may be on the Leased Premises or elsewhere in the Building Complex shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water, or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft, or from any other cause, no part of said loss or damage is to be charged to or be done by Landlord unless due to the gross negligence of Landlord.

                              ARTICLE 17.  TAXES

     During the Term hereof, Tenant shall pay, prior to delinquency, all business and other taxes, charges, notes, duties, and assessments levied, and rates or fees imposed, charged, or assessed against or in respect of Tenant's occupancy of the Leased Premises or in respect of the personal property, trade fixtures, furnishings, equipment, and all other personal property of Tenant contained in the Building Complex, and shall hold Landlord harmless from and against all payment of such taxes, charges, notes, duties, assessments, rates, and fees, and against all loss, costs, charges, notes, duties, assessments, rates, and fees, and any and all such taxes. Tenant shall cause said fixtures, furnishings, equipment, and other personal property to be assessed and billed separately from the real and personal property of Landlord. In the event any or all of Tenant's fixtures, furnishings, equipment, and other personal property shall be assessed and taxed with Landlord's real property, Tenant shall pay to Landlord Tenant's share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

                    ARTICLE 18.  ASSIGNMENT AND SUBLETTING

     18.1 Neither Tenant nor Tenant's legal representatives nor successors in interest by operation of law or otherwise shall assign this Lease or sublease the Leased Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest therein, or permit the use of a desk or other space within the Leased Premises by any third party and any attempt to do so without the prior express written consent of Landlord shall be void, of no effect, and constitute an Act of Default (as hereinafter defined). This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation hereof shall not work a merger and shall, at the option of Landlord, terminate all or any existing sublease or may, at the option of Landlord, operate as an assignment to Landlord of Tenant's interest in any or all such subleases.

     18.2 A sale or transfer, by Tenant of all or substantially all of its assets or all or substantially all of its stock, or if Tenant is a publicly traded corporation, a merger of Tenant with another corporation or a sale of ten percent (10%) or more of its stock or a sale of substantially all its assets; or the sale or transfer, of fifty percent (50%) or more of the stock of Tenant if Tenant's stock is not publicly traded; or the sale or transfer, of fifty percent (50%) or more of the beneficial ownership interest in Tenant if Tenant is a partnership without the prior written consent of Landlord, shall, in any of the foregoing cases and whether or not accomplished by one or more related or unrelated transactions, constitute an assignment of this Lease that is subject to the provisions of Section 18.3 hereof.

     18.3 If Tenant should desire to assign this Lease or sublease the Leased Premises or any portion thereof, Tenant shall give Landlord written notice of such desire to make such assignment or effect such sublease. At the time of giving such notice, Tenant shall provide Landlord with a copy of the proposed assignment or sublease document, and such information as Landlord may reasonably request concerning the proposed sublessee or assignee to assist Landlord in making an informed judgment regarding the financial condition, reputation, operation, and general desirability of the proposed sublessee or assignee. Landlord shall then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writing of Landlord's election to:

           (a) terminate this Lease as to the space so affected as of the date specified by Tenant, in which event Tenant shall be relieved of all further obligations hereunder as to the Leased Premises or said portion thereof, after paying all Rent due as of the Termination Date; or

           (b) permit Tenant to assign or sublet the Leased Premises or said portion thereof, or

           (c) refuse to consent to Tenant's assignment or subleasing of the Leased Premises or said portion thereof and to continue this Lease in full force and effect as to the entire Leased Premises.

           Landlord and Tenant agree that, in the event of any approved assignment or subletting, the rights of any such assignee or sublessee of Tenant herein shall be subject to all of the terms, conditions and revisions of this Lease, including, without limitation, restriction on use, assignment, and subletting and the covenant to pay Rent. Landlord may collect Rent directly from such assignee or sublessee and apply the amount so collected to the Rent herein reserved. No such consent to or recognition of any such assignment or subletting shall constitute a release of Tenant or any guarantor of Tenant's performance hereunder from further performance by Tenant or such guarantor of covenants undertaken to be performed by Tenant herein. Tenant and/or such guarantor shall remain liable and responsible for all Rent and other obligations herein imposed upon Tenant. Consent by Landlord to a particular assignment, sublease, or other transaction shall not be deemed a consent to any other or subsequent transaction. In any case, Landlord consents to any such assignment, sublease, or other transaction, Tenant shall pay any reasonable attorneys' fees incurred by Landlord in connection with such transaction. All documents utilized by Tenant to evidence any subletting or assignment for which Landlord's consent has been requested, shall be subject to prior approval by Landlord or its attorney. If any Rent payable to Tenant by any sublessee, assignee, licensee, or other transferee exceeds the Rent reserved herein, then Tenant shall be bound and obligated to pay Landlord all such excess Rent within ten
(10) days following receipt thereof by Tenant from such sublessee, assignee, licensee, or other transferee. as the case might be.

     18.4 If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, I I U.S.C. Section 101 et. seq. (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord, and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any such monies or other consideration not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid or delivered to Landlord. Any person or entity to whom this Lease is so assigned shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease as of the date of such assignment. Any such assignee shall, upon demand therefor, execute and deliver to Landlord an instrument confirming such assumption. In no event shall Tenant have any right to sublet or assign if there exists any default under this Lease.

     18.5 Notwithstanding the foregoing provisions, any consents required by Landlord under this Section shall not be unreasonably withheld or untimely delayed.

                        ARTICLE 19.  FIRE AND CASUALTY

     19.1 If the Leased Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. If the Building Complex shall be damaged by fire or other casualty and any of the following applies: (a) substantial alteration or reconstruction of the Building Complex is, in Landlord's reasonable opinion, required (whether or not the Leased Premises shall have been damaged by such fire or other casualty), (b) any mortgagee under a mortgage or deed of trust covering the Building Complex requires that the insurance proceeds payable as a result of said fire or other casualty be used to retire the mortgage debt, (c) the Building Complex is damaged as a result of a risk that is not covered by Landlord's insurance, or
(d) the Leased Premises is materially damaged during the last year of the Term, then Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within thirty (30) days after the date of such damage or casualty, in which event the Rent hereunder shall be abated as of the date of such notice. In cases of less than such substantial damage and upon receipt of the insurance proceeds for the damage, Landlord shall restore and repair the Leased Premises.

     19.2 If Landlord elects not to terminate this Lease as herein provided, then within forty-five (45) days from the date of damage Landlord shall provide Tenant with an estimate, from Landlord's general contractor, of the time it will take to substantially restore the damage. If the estimate is that it will take more than six (6) months, then Tenant shall have the right, by written notice to Landlord within (7) business days after receiving the estimate, to terminate this Lease. If Tenant fails to so terminate this Lease, and the damage is not thereafter substantially restored on or before the day that is the number of days of the estimate, plus sixty (60) days, after the end of the seven (7) business day period, (excepting that Landlord shall not be responsible for delays brought about by force majeure, as described in Article 10 hereof), this Lease may be immediately terminated by Tenant by serving written notice upon Landlord.

     19.3 To the extent of the insurance proceeds available to Landlord therefor, Landlord shall repair and restore the Building Complex and/or the Leased Premises to substantially the same condition in which they were immediately prior to the fire or other casualty, except that Landlord shall not be required to rebuild, repair, or replace any part of Tenant's furniture, fixtures, furnishings, or equipment or any alterations, additions, or improvements made by Tenant to the Leased Premises pursuant to Article 15 of this Lease. Landlord's repair or restoration work shall not exceed the scope of work done in originally constructing the Building Complex and the Leased Premises. Landlord shall not be liable for any inconvenience, annoyance, or injury done to the business of Tenant resulting in any way from such damage or the repair thereof and Tenant's obligations to pay rent shall continue unabated, except

Landlord shall allow Tenant an equitable reduction of Rent during the time and to the extent the Leased Premises are unfit for occupancy, save for Tenant's fault or negligence hereinbelow described.

     19.4 If the Leased Premises or the Building Complex shall be totally or partially damaged by fire or other casualty resulting from the fault or negligence of Tenant, or its agents, employees, licensees, or invitees, such damage shall be repaired by and at the expense of Tenant (to the extent that such destruction or damage is not covered by the fire and extended coverage insurance carried by Landlord as provided herein), under the direction and supervision of Landlord, and Rent shall continue without abatement.

                           ARTICLE 20.  CONDEMNATION

     If there shall be taken by exercise of the power of eminent domain, or by conveyance in lieu thereof, during the Term any material part of the Leased Premises or the Building Complex, Landlord may elect to terminate this Lease upon written notice to Tenant within thirty (30) days after the date of such taking or transfer in lieu thereof or to continue the same in effect. All compensation awarded for any taking or the proceeds or private sale in lieu thereof) of the Leased Premises, Building or Building Complex shall be the property of Landlord, and Tenant hereby assigns its interest in any such award to Landlord, provided, however, Landlord shall have no interest in any award made to Tenant for the taking of Tenant's fixtures and other personal property or moving expenses if a separate award for such items is made to Tenant. If this Lease is terminated as a result of any such exercise of the power of eminent domain, Rent shall be payable up to the date that possession is taken by the condemning authority; Landlord shah refund to Tenant any prepaid uncured Rent, less any sum then owing by Tenant to Landlord; and Tenant shall have no claim against Landlord for the value of any unexpired portion of the Term. If such condemnation does not result in the termination of this Lease, the Rent thereafter to be paid shall be proportionately reduced as to the space affected.

                          ARTICLE 21.  HOLD HARMLESS

     21.1 Tenant agrees to defend, with counsel approved by Landlord, all actions against Landlord, any partner, trustee, stockholder, officer, director, employee, or beneficiary of Landlord, holders of mortgages secured by the Leased Premises or the Building Complex and any other party having an interest therein (the "Landlord's Indemnified Parties") with respect to, and to pay, protect, indemnify and save harmless, to the extent permitted by law, all Landlord's Indemnified Parties from and against, any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands, or judgments of any nature to which any Indemnified Party is subject because of its estate or interest in the Leased Premises or the Building Complex arising from (i) injury to or death of any person, or damage to or loss of property, on the Leased Premises, the Building Complex, or, to the extent caused by or attributable to Tenant, on adjoining sidewalks, streets or ways, or, in any of the foregoing cases, connected with the use, condition, or occupancy, of the Leased Premises, the Building Complex sidewalks, streets, or ways unless caused by the negligence of Landlord or its servants or agents, (ii) violation of this Lease by or attributable to Tenant, or (iii) any act, fault, omission, or other misconduct of Tenant or its agents, contractors, licenses, sublessees, or invitees. Tenant agrees to use and occupy the Leased Premises and other facilities of the Building Complex at its own risk, and hereby releases the Landlord's Indemnified Parties from any and all claims for any damage or injury to the fullest extent permitted by law.

     21.2 Tenant agrees that Landlord shall not be responsible or liable to Tenant, its agents, employees, licensees, or invitees for fatal or non-fatal bodily injury or property damage occasioned by the acts or omissions of any other tenant, or such other tenant's agents, employees, licensees, or invitees, of the Building Complex.

     21.3 Landlord agrees to defend, with counsel approved by Tenant, all actions against Tenant, any partner, trustee, stockholder, officer, director, employee, or beneficiary of Tenant, (the "Tenant's Indemnified Parties") and to pay, protect, indemnify, and save harmless, to the extent permitted by law, all Tenant's Indemnified Parties from and against, any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands, or judgments of any nature to which any Tenant's Indemnified Party is subject because of its estate or interest in the Leased Premises arising from (i) injury to or death of any person, or damage to or loss of property, in the common areas of the Building Complex, unless caused by the negligence of Tenant or its servants or agents, (ii) violation of this Lease by or attributable to Landlord, or (iii) any act, fault, omission, or other misconduct of Landlord or its agents, contractors, licenses, or invitees.

                         ARTICLE 22.  DEFAULT BY TENANT

     22.1 The term "Act of Default" refers to the occurrence of any one (1) or more or the following:

           (a) Failure of Tenant to pay when due any sum required to be paid hereunder (the "Monetary Default");

           (b) Failure of Tenant, after ten (10) days written notice thereof, to perform any of Tenant's obligations, covenants, or agreements except a Monetary Default.

           (c) If Tenant, or any guarantor of Tenant's obligations under this Lease (the "Guarantor"), admits in writing that it cannot meet its obligations as they become due; or is declared insolvent according to any law; or assignment of Tenant's or Guarantor's property is made for the benefit of creditors; or a receiver or trustee is appointed for Tenant or Guarantor or its property; or the interest of Tenant or Guarantor under this Lease is levied on under execution or other legal process; or any petition is filed by or against Tenant or Guarantor to declare Tenant bankrupt or to delay, reduce, or modify Tenant's debts or obligations; or any petition is filed or other action taken to reorganize or modify, Tenant's or Guarantor's capital structure if Tenant is a corporation or other entity. Any such levy, execution, legal process, or petition filed against Tenant or Guarantor shall not constitute a breach of this Lease provided Tenant or Guarantor shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within sixty (60) days from the date of its creation, service, or filing;

           (d) The abandonment of the Leased Premises by Tenant, which shall mean that Tenant has vacated the Leased Premises for ten (10) consecutive days, whether or not Tenant is in Monetary Default; or that Tenant, in the judgment of Landlord, is vacating the Leased Premises by removing a substantial part of its furniture and fixtures;

           (e) The discovery by Landlord that any financial statement given by Tenant or any of its assignees, subtenants, successors-in-interest, or Guarantors was materially false; or

           (f) If Tenant or any Guarantor shall die, cease to exist as a corporation or partnership, or be otherwise dissolved or liquidated or become insolvent, or shall make a transfer in fraud of creditors.

     22.2 In the event of any Act of Default by Tenant, Landlord, at its option, may pursue one or more of the following remedies without notice or demand in addition to all other rights and remedies provided for in law or in equity:

           (a) Terminate this Lease, in which event Tenant shall immediately surrender possession of the Leased Premises to Landlord;

           (b) Enter upon or take possession of the Leased Premises and its contents and expel or remove Tenant, any other occupant, and any contents therefrom using such force as may be reasonably necessary, with or without having terminated the Lease and without being liable for prosecution of any claim of damages therefor; and/or

           (c) In connection with any action taken by Landlord under Sections 22.2(a) and (b) above, alter locks and other security devices from the Leased Premises without being liable for prosecution of any claim of damages therefor.

     22.3 If Landlord shall exercise any one or more remedies hereunder granted or otherwise available, it shall not be deemed to be an acceptance or surrender of the Leased Premises by Tenant whether by agreement or by operation of law; it is understood that such surrender can be effected only by the written agreement of Landlord and Tenant. No alteration of security devices and no removal or other exercise of dominion by Landlord over the property of Tenant or others in the Leased Premises shall be deemed unauthorized or constitute a conversion, Tenant hereby consenting to the aforesaid exercise of dominion over Tenant's property within the Leased Premises after any Act of Default. All claims for damages by reason of such reentry and/or repossession and/or alteration of locks or other security devices are hereby waived as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings, or other legal process. Tenant agrees that any reentry by Landlord may be pursuant to a judgment obtained in legal proceedings or without the necessity of legal proceedings as Landlord may elect, and Landlord shall not be liable in trespass or otherwise.

     In the event Landlord may elect to regain possession of the Leased Premises by a summary proceeding or forcible detainer proceedings, Tenant hereby specifically waives, to the extent permitted by law, any statutory notice which may be required prior to such proceeding and agrees that Landlord's execution of this Lease is in part consideration for this waiver.

     22.4 Should Landlord elect to terminate this Lease, Landlord may, without further notice, repossess the Leased Premises and Tenant shall be liable as if the expiration of the term fixed in such notice were the end of the Term herein originally demised. In the event this Lease is terminated pursuant to the provisions of this subsection, Tenant shall remain liable to Landlord for damages in an amount equal to (a) the Rent and other sums which would have been owing by Tenant hereunder for the balance of the Term had this Lease not been terminated, less the not proceeds, if any, of any reletting of the Leased Premises by Landlord subsequent to such termination after deduction all of Landlord's expenses in connection with such reletting, including, but without limitation, the expenses enumerated in Section 22.5 below, and (b) the unamortized portion of the cost of Landlord's Work, amortized on a straight-line basis over the initial term of this Lease. Landlord shall be entitled to collect such damages from Tenant monthly on the days on which the Rent and other amounts would have been payable hereunder if this Lease had not been terminated, and Landlord shall be entitled to receive the same from Tenant on each such day.

     22.5 Alternatively, at the option of Landlord, in the event this Lease is terminated, Landlord shall be entitled to (a) accelerate and collect from Tenant the Rent due under this Lease from the date on which the Act of Default occurred through the date which would otherwise have been the Expiration Date of this Lease if and when the Act of Default is a Monetary Default under Article 4, a failure to obtain the required insurance coverage under Article 13, or a violation of Section 3.1 or Article 18; or, at Landlord's election (b) recover forthwith again Tenant as damages for loss of the bargain and not as a penalty and Tenant shall be liable for and shall pay to Landlord the sum of all Rent and other indebtedness accrued to the date of such termination, plus, as damages for loss of the bargain and not as a penalty, an amount equal to the then-present value of the Rent and any and all other sums reserved hereunder for the remaining portion of the Term (had such Term not been terminated by Landlord prior to the Expiration Date), plus all costs of reletting enumerated in Section
22.6 below, less the present value of the then-fair rental value of the Leased Premises for such period. The parties hereby stipulate that such fair rental value shall in no event be deemed to exceed sixty percent (60%) of the then-present value of the Rent reserved for such period. For computations of present value, the parties agree to use a six percent (6 %) per annum interest figure. The foregoing, together with any other damages incurred by Landlord in connection with the termination of this Lease, shall accrue interest at the highest applicable non-usurious rate permitted by law.

     22.6 Should Landlord elect not to terminate this Lease, Landlord may, without notice or demand, enter upon the Leased Premises or any part thereof and take absolute possession of the same, and, at Landlord's option, Landlord may relet the Leased Premises or any part thereof upon such terms and such rents as Landlord may reasonably elect (which may include concessions of free rent and alteration of the Leased Premises). Landlord shall use reasonable efforts but shall not be obligated to relet the Leased Premises, and nothing herein contained shall under any circumstances be construed so as to require Landlord to lease the Leased Premises below the then-current market rental rates being obtained for similar office buildings in a similar area or to lease the same to any Tenant not creditworthy or otherwise unacceptable to Landlord and shall in no way be responsible or liable for any failure to relet the Leased Premises, or any part thereof, or for any failure to collect any rent due upon such reletting. In the event Landlord shall elect to so relet, then any rent received by Landlord from such reletting shall be applied first to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to payment of any reasonable cost of such reletting, including, without limitation, all repossession costs, legal expenses, attorneys' fees, concessions, moving and/or storage costs, alteration, remodeling and repair costs, leasing commissions, and other expenses of preparation for such reletting; and third, to the payment of Rent due and unpaid hereunder, and Tenant shall satisfy and pay any deficiency between the rents so collected from the Rents reserved herein upon demand therefor from time to time, and the unamortized portion of the cost of the Tenant Work, amortized on a straight-line basis over the initial term of this Lease. In no event shall Tenant be entitled to any excess of any rent obtained by reletting over and above the Rent herein reserved.

     22.7 Tenant further agrees that Landlord may file suit from time to time to recover any sums due under the terms of this Section and that no recovery of any portion due Landlord hereunder shall be a defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord. Reletting the leased Premises shall not be construed as an election on the part of Landlord to terminate this Lease, and notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach, whereupon the foregoing provisions with respect to termination shall apply. Nothing herein shall be deemed to require Landlord to await the date whereon this Lease or the Term hereof would have expired by limitation had there been no such default by Tenant, or no such termination, as the case may be. Each right and remedy provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, including, but not limited to, suits for injunctive relief and specific performance. The exercise or beginning of the exercise by Landlord or any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. All such rights and remedies shall be considered cumulative and non-exclusive. All costs incurred by Landlord in connection with collecting any Rent or other amounts and damages owing by Tenant pursuant to the provisions of this Lease, or to enforce any provision of this Lease, including reasonable attorneys' fees from the date such matter is turned over to an attorney, whether or not one or more actions are commenced by Landlord, shall also be recoverable by Landlord from Tenant.

     22.8 If Tenant should fail to make any payment or cure any default hereunder within the time herein permitted, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the Leased Premises for such purpose), and thereupon, Tenant shall be obligated and hereby agrees to pay Landlord, upon demand, all reasonable costs, expenses, and disbursements, plus fifteen percent (15%) overhead cost incurred by Landlord in connection therewith.

     22.9 In addition to Landlord's rights set forth above, if Tenant fails to pay its Rent or any other amounts owing hereunder within the time period set forth in Section 21(a)(i) above more than two (2) times during any calendar year during the Term, or any extension thereof, then upon the occurrence of the third or any subsequent default in the payment of monies during said calendar year, Landlord, at its sole option, shall have the right to require that Tenant, as a condition precedent to curing such default, pay to Landlord, in check or money order, in advance, the Rent and Landlord's estimate or all other amounts which will become due and owing hereunder by Tenant for a period of two (2) months. All such amounts shall be paid by Tenant within thirty (30) days after notice from Landlord demanding the same. All monies so paid shall be retained by Landlord, without interest, for the balance of the Term and any extension thereof, and shall be applied by Landlord to the last due amounts owing hereunder by Tenant. If, however, Landlord's estimate of the Rent and other amounts for which Tenant is responsible hereunder are inaccurate, when such error is discovered, Landlord shall pay to Tenant, or Tenant shall pay to Landlord, within thirty (30) days after written notice thereof, the excess of deficiency, as the case may be, which is required to reconcile the amount on deposit with Landlord with the actual amounts for which Tenant is responsible.

    22.10 Nothing contained in this Section shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization, or dissolution proceeding, an amount equal to the maximum allowed by any statute or rule of law governing such a proceeding and in effect at the time when such damages are to be proved, whether or not such amount be greater, equal, or less than the amounts recoverable, either as damages or Rent, referred to in any of the preceding provisions of this Section. Notwithstanding anything contained in this Section to the contrary, any such proceeding or action involving bankruptcy, insolvency, reorganization, arrangement assignment for the benefit of creditors, or appointment of a receiver or trustee, as set forth above, shall be considered to be an Act of Default only when such proceeding, action, or remedy shall be taken or brought by or against the then holder of the leasehold estate under this Lease.

    22.11 In the event of any Act of Default or breach by Tenant, or threatened or anticipatory breach or default, Tenant shall also be liable and shall pay to Landlord, in addition to any sums provided to be paid above, brokers' fees incurred by Landlord in connection with reletting the whole or any part of the Leased Premises; the costs of removing and storing Tenant's or other occupant's property; the costs of repairing, altering, remodeling, or otherwise putting the Leased Premises into condition acceptable to a new tenant or tenants; and all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies, including reasonable attorneys' fees, whether suit was actually file or not.

    22.12 In the event of termination or repossession of the Leased Premises for an Act of Default, Landlord shall not have any obligation to relet or attempt to relet the Leased Premises or any portion thereof, or to collect rental after reletting; and in the event of reletting, Landlord may relet the whole or any portion of the Leased Premises for any period to any tenant and for any use or purpose.

    22.13 Landlord is entitled to accept, receive, in check or money order, and deposit any payment made by Tenant for any reason or purpose or in any amount whatsoever, and apply them at Landlord's option to any obligation of Tenant, and such amounts shall not constitute payment of any amount owed, except that to which Landlord has applied them. No endorsement or statement on any check or letter of Tenant shall be deemed an accord and satisfaction or recognized for any purpose whatsoever. The acceptance of any such check or payment shall be without prejudice to Landlord's rights to recover any and all amounts owed b Tenant hereunder and shall not be deemed to cure any other default nor prejudice Landlord's rights to pursue any other available remedy.

    22.14 In the event of any default by Landlord, Tenant's exclusive remedy shall be an action for damages, Tenant hereby waiving the benefit of any laws granting it a lien upon the property of Landlord and/or upon Rent due Landlord. Prior to any such action for damages, Tenant shall give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have thirty (30) days (plus such additional reasonable period as may be required in the exercise by Landlord of due diligence) in which to cure any such default. Unless and until Landlord fails to cure any default after such notice, Tenant shall not have any remedy or cause of action by reasons thereof. All obligations of Landlord hereunder shall be construed as covenants, not conditions.

    22.15 In addition to and without limiting the foregoing, in the event of any abandonment of the Leased Premises by Tenant, and Landlord does not elect to declare this Lease terminated, then Tenant shall remain obligated, notwithstanding any such discontinuance or cessation of operations, to perform all covenants and agreements under this Lease, including, without limitation, payment of all Base Rent, and all Additional Rent and other sums provided for herein.

                       ARTICLE 23.  INTENTIONALLY OMITTED

                       ARTICLE 24.  INTENTIONALLY OMITTED

                          ARTICLE 25.  ATTORNEYS' FEES

     Should it be necessary for Landlord or Tenant, because of a breach of the other, to place the enforcement of this Lease or any part thereof, or the collection of any Rent due or to become due hereunder, or recovery of the possession of the Leased Premises, in the hands of any attorney, or file suit upon the same, it is agreed that the prevailing party shall recover its reasonable attorneys' fees from the non-prevailing party.

                            ARTICLE 26. NON-WAIVER

     Neither acceptance of any payment by Landlord from Tenant nor failure by Landlord to complain of any action, non-action, or default of Tenant shall constitute a waiver of any of Landlord's rights hereunder. Time is of the essence with respect to the performance of every obligation of Tenant under this Lease in which time of performance is a factor. Waiver by Landlord of any right or arising in connection with any default of Tenant shall not constitute a waiver of such right or remedy or any other right or remedy arising in connection with either a subsequent default of the same obligation or any other default. No right or remedy of Landlord hereunder or covenant, duty, or obligation of Tenant hereunder shall be deemed waived by Landlord unless such waiver is in writing, signed by Landlord or Landlord's duly authorized agent.


                  ARTICLE 27.  RULES AND REGULATIONS

     Such reasonable rules and regulations applying to all lessees in the Building Complex as may be hereafter adopted by Landlord for the safety, care, and cleanliness of the Building Complex and the preservation of good order thereon are hereby made a part hereof as Exhibit D, and Tenant agrees to comply
                                         ---------
with all such rules and regulations. Landlord shall have the right at all times to change such rules and regulations or to amend them in any reasonable manner as may be deemed advisable by Landlord, all of which changes and amendments shall be sent by Landlord to Tenant in writing and shall be thereafter carried out and observed by Tenant. Landlord shall not have any liability to Tenant for any failure of any other lessees of the Building Complex to comply with such Rules and Regulations.

                 ARTICLE 28.  ASSIGNMENT BY LANDLORD

     Landlord shall have the right to transfer or assign, in whole or in part, all its rights and obligations hereunder and in the Leased Premises and the Building Complex. In such event, no liability or obligation shall accrue or be charged to Landlord.

                      ARTICLE 29.  LIABILITY OF LANDLORD

     It is expressly understood and agreed that the obligations of Landlord under this Lease shall be binding upon Landlord and its successors and assigns and any future owner of the Building Complex only with respect to events occurring during its and their respective ownership of the Building Complex. In addition, Tenant agrees to look solely to Landlord's interest in the Building Complex for recovery of any judgment against Landlord arising in connection with this Lease, it being agreed that neither Landlord nor any successor or assign of Landlord nor any future owner of the Building Complex, nor any partner, shareholder, or officer of any of the foregoing shall ever be personally liable for any such judgment.

                   ARTICLE 30.  SUBORDINATION AND ATTORNMENT

     This Lease, at Landlord's option, shall be subordinate to any mortgage (now or hereafter placed upon the Building), ground lease or declaration of covenants (hereafter placed upon the Building) regarding maintenance and use of any areas contained in any portion of the Building, and to any and all advances made under any mortgage and to all renewals, modifications, consolidations, replacements, and extensions thereof Tenant agrees, with respect to any of the foregoing documents, that no documentation other than this Lease shall be required to evidence such subordination. If any holder of a mortgage shall elect for this Lease to be superior to the lien of its mortgage and shall give written notice thereof to

Tenant, then this Lease shall automatically be deemed prior to such mortgage whether this Lease is dated earlier or later than the date of said mortgage or the date of recording thereof. Tenant agrees to execute such documents as may be further required to evidence such subordination or to make this Lease prior to the lien of any mortgage or deed of trust, as the case may be, and by failing to do so within five (5) days after written demand, Tenant does hereby make, constitute, and irrevocably appoint Landlord as Tenant; attorney-in-fact and in Tenant's name, place, and stead, to do so. This power of attorney is coupled with an interest. Tenant hereby attorns to all successor owners of the Building, whether or not such ownership is acquired as a result of a sale through foreclosure of a deed of trust or mortgage, or otherwise. Notwithstanding the foregoing, Tenant shall only be obligated to subordinate its leasehold interest to any mortgage, deed or trust, ground lease, or declaration of covenants now or hereafter placed upon the Building if the holder of such mortgage or deed or trust or the landlord under such ground lease or the declarant under such declaration of covenants will grant to tenant a non-disturbance agreement, using the form of document then being employed by such holder, landlord, or declarant for such purposes, which will provide that Tenant, notwithstanding any default of Landlord hereunder, shall have the right to remain in possession of the Leased Premises described herein in accordance with the terms and provisions of this Lease for so long as Tenant shall not be in default under this Lease. Additionally, Tenant shall, at such time or times as Landlord may request, upon not less than five (5) days' prior written request by Landlord sign and deliver to Landlord a certificate stating whether this Lease is in full force and effect; whether any amendments or modification exist; whether any Monthly Rent has been prepaid and, if so, how much; whether there are any defaults hereunder; and such other information and agreements as may be reasonable requested, it being intended that any such statement delivered pursuant to this Article may be relied upon by Landlord and by any prospective purchaser of all or any portion of Landlord's interest herein, or a holder or prospective holder of any mortgage encumbering the Building. Tenant's failure to deliver such statement within such time shall constitute an Act of Default (as that term is defined elsewhere in this Lease) and shall conclusively be deemed to be an admission by Tenant of the matters set forth in the request for an estoppel certificate.

                           ARTICLE 31.  HOLDING OVER

     In the event Tenant, or any party claiming under Tenant, retains possession of the Leased Premises after the Expiration Date or Termination Date, such possession shall be that of a Holdover Tenant and an unlawful detainer. No tenancy or interest shall result from such possession, and such parties shall be subject to immediate eviction and removal. Tenant or any such party shall pay Landlord, as Rent for the period of such holdover, an amount equal to double Rent otherwise provided for herein during the time of holdover. Tenant shall also be liable for any and all damages sustained by Landlord as a result of such holdover. Tenant shall vacate the Leased Premises and deliver same to Landlord immediately upon Tenant's receipt of notice from Landlord to so vacate. 'Me Rent during such holdover period shall be payable to Landlord on demand. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease.

                               ARTICLE 32.  SIGNS

No sign, symbol, or identifying marks shall be put upon the Building Complex, Building, in the halls, elevators, staircases, entrances, parking areas, or upon the doors or wells, without the prior written approval of Landlord. Should such approval ever be granted, all signs or lettering shall conform in all respect to the sign and/or lettering criteria established by Landlord. Landlord, at Landlord's sole cost and expense, reserves the right to change the door plaques as Landlord deems reasonably desirable.

                       ARTICLE 33.  HAZARDOUS SUBSTANCES

     With respect to Tenant's use of the Building Complex, Tenant shall at all times, at its own cost and expense, comply with all federal, state, and local laws, ordinances, regulations, and standards relating to the use, analysis, production, storage, sale, disposal, or transportation of any hazardous materials ("Hazardous Substance Laws"), including oil or petroleum products or their derivatives, solvents, PCB's explosive substances, asbestos, radioactive materials or waste, and any other toxic, ignitable, reactive, corrosive, contaminating, or pollution materials ("Hazardous Substances") which are now or in the future subject to any governmental regulations.



     Tenant shall not generate, store, or dispose of any Hazardous Substances in or on the leased Premises or the Building Complex. Except in emergencies or as otherwise required by law, Tenant shall not take any remedial action in response to the presence or release of any Hazardous Substances on or about the Building Complex without first giving written notice of the same to Landlord. Tenant shall not enter into any settlement agreement, consent decree, or other compromise with respect to any claims relating to any Hazardous Substances in any way connected with the Building Complex without first notifying Landlord of Tenant's intention to do so and affording Landlord the opportunity to participate in any such proceedings.

     All costs and expenses incurred by Landlord in connection with any environmental audit shall be paid by Landlord (and may be included in Operating Expenses), except that if any such environmental audit shows that Tenant has failed to comply with the provisions of this Article, or that the Building Complex (including surrounding soil and any underlying or adjacent groundwater) have become contaminated due to the operations or activities in any way attributable to Tenant, then all of the costs and expenses of such audit shall be paid by Tenant.

     In the event Tenant's occupancy or conduct of business in or on the Leased Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance carried from time to time by Landlord with respect to the Building, Tenant shall pay any such increase in premiums as Rent within ten (10) days after bills for such additional premiums shall be rendered by Landlord. In determining whether increased premiums are a result of Tenant's use or occupancy of the Leased Premises, a schedule issued by the organization computing the insurance rate on the Building showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up such rate. Tenant shall promptly comply with all reasonable requirements of the insurance authority or of any insurer now or hereafter in effect relating to the Leased Premises.

            ARTICLE 34.  COMPLIANCE WITH LAWS AND OTHER REGULATIONS

     Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements now in force or which may hereafter become in force, of federal, state, county, and municipal authorities, including, but not limited to, the Americans with Disabilities Act, with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, and with any occupancy certificate issued pursuant to any law by any public officer or officers, which impose any duty upon Landlord or Tenant, insofar as any thereof relate to or affect the condition, use, alteration, or occupancy of the Leased Premises. Landlord's approval of Tenant's plans for any improvements shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules, and regulations of governmental agencies or authorities, including, but not limited to, the Americans with Disabilities Act.

                           ARTICLE 35.  SEVERABILITY

     This Lease shall be construed in accordance with the laws of the State of Connecticut. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws effective during the Term, then it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of both parties that in lieu of each clause or provision that is illegal, invalid, or unenforceable, there is added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and still be legal, valid, and enforceable.

                              ARTICLE 36.  NOTICES

     Whenever in this Lease it shall be required or permitted that notice or demand be given or served by either party to this Lease to or on the other, such notice or demand shall be given or served in writing and delivered personally, set by facsimile or forwarded by certified or registered mail, postage prepaid, or recognized overnight courier, addressed as follows:

If to Landlord:     John Hancock Mutual Life Insurance Company
                    200 Berkeley Street
                    P.O. Box 111
                    Boston, Massachusetts 02117

with a copy to:     Farley Whittier Partners
                    100 Pearl Street
                    Hartford, Connecticut 06103

If to Tenant        Accent Color Sciences, Inc.
Prior to the        Riverview Square
Commencement        99 East River Drive
Date:               East Hartford, Connecticut 06108

After the           800 Connecticut Blvd.
Commencement        East Hartford, CT 06108
Date:

     Notice hereunder shall become effective upon (a) delivery in case of personal delivery, (b) transmission with receipt confirmed in case of facsimile, and (c) receipt or refusal in case of certified or registered mail.

     Prior to the Commencement Date, the address for notices to Tenant shall be the address set forth below its signature hereto; after the Commencement Date, the address for notices to Tenant shall be as hereinabove set forth. Such address may be changed from time to time by either party service notice as provided above.

           ARTICLE 37.  OBLIGATIONS OF SUCCESSORS, PLURALITY, GENDER

     Landlord and Tenant agree that all the provisions hereof are to be construed as covenants and agreements as though the words imparting such covenants were used in each paragraph hereof, and that, except as restricted by the provisions hereof, shall bind and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors, and assigns. If the rights of Tenant hereunder are owned by two or more parties, or two or more parties are designated herein as Tenant, then all such parties shall be jointly and severally liable for the obligations of Tenant hereunder. Whenever the singular or plural number, masculine or feminine or neuter gender is used herein, it shall equal include the other.

                         ARTICLE 38.  ENTIRE AGREEMENT

     This Lease and any attached addenda or exhibits constitute the entire agreement between Landlord and Tenant. No prior or contemporaneous written or oral leases or representations shall be binding. This Lease shall not be amended, changed, or extended except by written instrument signed by Landlord and Tenant.

                        ARTICLE 39.  PARAGRAPH CAPTIONS

     Paragraph captions are for Landlord's and Tenant's convenience only, and neither limit nor amplify the provisions of this Lease. Tenant agrees, at Landlord's request, to execute a recordable Memorandum of this Lease.

                              ARTICLE 40.  CHANGES

     Should any mortgagee require a modification of this Lease, which modification will not bring about any increased cost or expense to Tenant or will in any other way substantially and adversely change the rights and obligations of Tenant hereunder, then and in such event Tenant agrees that this Lease may be so modified.

                             ARTICLE 41.  AUTHORITY

     All rights and remedies of Landlord under this Lease, or those which may be provided by law, may be exercised by Landlord in its own name individually, or in its name by its agent, and all legal proceedings for the enforcement of any such rights or remedies, including distress for Rent, unlawful detainer, and any other legal or equitable proceedings may be commenced and prosecuted to final judgment and be executed by Landlord in its own name individually or in its name by its agent. Landlord and Tenant each represent to the other that each has full power and authority to execute this Lease and to make and perform the agreements herein contained, and Tenant expressly stipulates that any rights or remedies available to Landlord, either by the provisions of this lease or otherwise, may be enforced by Landlord in its own name individually or in its name by its agent or principal.

                             ARTICLE 42.  BROKERAGE

     Tenant represents and warrants to Landlord that it has dealt only with Farley Whittier Partners (the "Broker") in negotiation of this Lease. Landlord shall make payment of the brokerage fee due to the Broker pursuant to and in accordance with a separate agreement with the Broker. Tenant hereby agrees to indemnify and hold Landlord and/or Landlord's agent harmless of and from any and all damages, losses, costs, or expenses (including, without limitation, all attorneys' fees and disbursements) by reason of any claim of or liability to any other broker or other person claiming through Tenant and arising out of or in connection with the negotiation, execution, and delivery of this Lease. Additionally, Tenant acknowledges and agrees that Landlord and/or Landlord's agent shall have no obligation for payment of any brokerage fee or similar compensation to any person with whom Tenant has dealt or may in the future deal with respect to leasing of any additional or expansion space in the Building or renewals or extensions of this Lease.

                             ARTICLE 43.  EXHIBITS

     Exhibits A through E are attached hereto and incorporated herein for all
     --------------------
purposes and are hereby acknowledged by both parties to this Lease.

                          ARTICLE 44.  APPURTENANCES

     The Leased Premises include the right of ingress and egress thereto and therefrom; however, Landlord reserves the right to make changes and alterations to the Building, fixtures and equipment thereof, in the street entrances, doors, halls, corridors, lobbies, passages, elevators, escalators, stairways, toilets and other parts thereof which Landlord may deem necessary or desirable. Neither this Lease nor any use by Tenant of the Building or any passage, door, tunnel, concourse, plaza or any other area connecting the garages or other buildings with the Building, shall give Tenant any right or easement of such use and the use thereof may, without notice to Tenant, be regulated or discontinued at any time and from time to time by Landlord without liability of any kind to Tenant and without affecting the obligations of Tenant under this Lease.


      ARTICLE 45.  PREJUDGMENT REMEDY, REDEMPTION, COUNTERCLAIM, AND JURY

     Tenant, for itself and for all persons claiming through or under it, hereby acknowledges that this Lease constitutes a commercial transaction as such term is used and defined in Public Act No. 431 of the Connecticut General Statutes, Revision of 1973, and hereby expressly waives any and all rights which are or may be conferred upon Tenant by said Act to any notice or hearing prior to a prejudgment remedy, and by any present or future law to redeem the Leased Premises, or to any new trial in any action or ejection under any provisions of law, after reentry thereupon, or upon any part thereof, by Landlord, or after any warrant to dispossess or judgment in ejection. If Landlord shall acquire possession of the Leased Premised by summary proceedings, or in any other lawful manner without judicial proceedings, it shall be deemed a reentry within the meaning of that word as used in this Lease. In the event that Landlord commences any summary proceedings or action for nonpayment of rent or other charges provided for in this Lease, Tenant shall not interpose any counterclaim of any nature or description in any such proceeding or action. Tenant and Landlord both waive a trial by jury of any or all issues arising in any action or proceeding between the parties hereto or their successors, under or connected with this Lease, or any of its provisions.

                            ARTICLE 46.  RECORDING

     Tenant shall not record this Lease but will, at the request of Landlord, execute a memorandum or notice thereof in recordable form satisfactory to both Landlord and Tenant specifying the date of commencement and expiration of the term of this Lease and other information required by statute. Either Landlord or Tenant may then record said memorandum or notice of lease.

                       ARTICLE 47.  MORTGAGEE PROTECTION

     Tenant agrees to give any Mortgagees and/or Trust Deed Holders, by Registered Mail, a copy of any Notice of Default served upon Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such Mortgagees and/or Trust Deed Holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagees and/or Trust Deed Holders shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days, any Mortgagee and/or Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure such default, (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure) in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

                             ARTICLE 48.  SHORING

     If any excavation or construction is made adjacent to, upon or within the Building, or any part thereof, Tenant shall afford to any and all persons causing or authorized to cause such excavation or construction license to enter upon the Leased Premises for the purpose of doing such work as such persons shall deem necessary to preserve the Building or any portion thereof from injury or damage and to support the same by proper foundations, braces and supports, without any claim for damages or indemnity or abatement of rent, or of a constructive or actual eviction of Tenant.

                             ARTICLE 49.  PARKING

     49.1 Tenant shall have the following parking rights as long as this Lease is in full force and effect:

           (a) The right to park twenty (20) cars, on a reserved basis, in the garage that is under the Building (the "Garage"). Landlord shall mark twenty
(20) spaces in the garage as being reserved for Tenant, but Landlord shall not be obligated to police such spaces, and Landlord shall have no liability to Tenant, nor shall Tenant's obligations under this Lease be affected, in the event of any unauthorized use of said spaces.

           (b) The right to park up to one hundred ten (110) cars, on a non-reserved basis, in the surface parking area located at the Building (the "Building Lot").

           (c) The right to park up to twenty (20) cars, on a non-reserved basis, in the surface parking area located at 12 and 14 Village Street, East Hartford, Connecticut (the "Adjacent Lot"), provided that if the Adjacent Lot is not available, the number of cars provided for in this Section 49.1 (c) shall be provided in the Garage and/or the Building Lot, in a proportion determined by Landlord.

     49.2 The parking provided for herein shall be subject to such reasonable rules and regulations as Landlord shall provide from time to time and access thereto may be controlled by keycards or other similar devices.

     49.3 As long as the spaces are not needed for other tenants in the building, Tenant may park entirely in the Garage and/or the Building Lot, but Landlord shall have the right, on thirty (30) days notice to Tenant, to require Tenant to park in accordance with the breakdowns set forth in this Article 49, when it needs spaces in the Garage and/or the Building Lot for other tenants.

     49.4  If Tenant fails to Lease the Expansion Space pursuant to Article
50 hereof, then as of the first day of the thirteenth (13/th/) full month of the Term, then Tenant shall only be permitted to park fifteen (15) cars in the Garage.

                            ARTICLE 50.  EXPANSION

     Provided that this Lease is in full force and effect and Tenant is not in default hereunder, Tenant shall have the right to expand the Leased Premises to include the entire second (2nd) floor of the Building, which spare (the "Expansion Space") consists of approximately 15,000 square feet of Rentable Area (subject to verification by Landlord's architect in accordance with the BOMA Method) and is shown on Exhibit F attached hereto, as follows:
                        ---------

           (a) In order to exercise this option, Tenant must so notify Landlord, in writing, on or before the last day of the ninth (9th) full month of the Term, time being of the essence.

           (b)  Landlord shall deliver vacant possession of the Expansion
Space to Tenant upon receipt of Tenant's exercise notice, and Tenant shall accept the Expansion Space in a strictly "as is" condition, except that Landlord shall be responsible for removing or demolishing the built-in equipment (but not any permanent improvements such as walls, floors and ceilings) that make up the cafeteria in the Expansion Space.

           (c) Tenant shall be responsible for all build-out and/or interior finish work that it shall require in the Expansion Space, which work (the "Expansion Work") shall be subject to the provisions of Article 15 hereof.

           (d) Landlord shall provide Tenant with an allowance of up to Thirty-Five Thousand and 00/100 Dollars ($35,000.00) toward the cost of the Expansion Work, which allowance shall be paid by Landlord to Tenant within thirty (30) days after the following has occurred:

                (i) Tenant has provided Landlord with a certificate of occupancy for the Expansion Space, and a certificate from Landlord's architect that the Expansion Work has been substantially completed in accordance with the plans and specifications that have been approved by Landlord; and

                (ii) Tenant has provided Landlord with a detailed invoice of the costs incurred.

           (e) The Expansion Space shall become part of the Leased Premises, and all of the terms and conditions of this Lease shall apply thereto, as of a date (the "Expansion Date") that is the earlier of (i) the date Tenant first commences business operations in the Expansion Space, or (ii) the first day of the thirteenth (13th) full month of the Term.

           (f)  As of the Expansion Date:

                (i) Base Rent shall be increased by an amount equal to One Hundred Seventy-Six Thousand Two Hundred Fifty and 00/100 Dollars ($176,250.00) per year (which is based on $11.75 per Rentable Square Foot and shall be adjusted if the measurement of the Expansion Space by Landlord's architect discloses a different number of Rentable Square Feet in the Expansion Space), payable in monthly installments of Fourteen Thousand Six Hundred Eighty-Seven and 50/100 Dollars. ($14,687.50), pro-rated for any partial month, provided that if the Expiration Date is before the first day of the thirteenth (13th) full month of the Term, then Base Rent for the Expansion Space for the period from the Expansion Date to the first day of the thirteenth (13th) full month of the term shall be payable at the rate of One Hundred Sixteen Thousand Two Hundred Fifty and 00/100 Dollars ($116,250.00) per year (which is based on $7.75 per Rentable Square Foot and shall be adjusted if the measurement of the Expansion Space by Landlord's Architect discloses a different number of Rentable Square Feet in the Expansion Space), payable in monthly installments of Nine Thousand Six Hundred Eighty-Seven and 50/100 Dollars ($9,687.50), pro-rated for any partial month.

                (ii) Tenant's Building Percentage shall be increased to reflect the number of Rentable Square Feet in the Expansion Space.

                (iii) Tenant shall be entitled to park an additional forty (40) cars in the Building Lot and an additional five (5) cars in the Adjacent Lot.

           (g) All of the terms and conditions of this Lease, except for Articles 4 and 5, shall apply to the period of time commencing on the date Landlord delivers vacant possession of the Expansion Space to Tenant and ending on the Expansion Date.

                              ARTICLE 51.  ZONING

     Tenant acknowledges that the Building is not presently zoned to permit light assembly of computer printing equipment. Landlord shall, at its expense, promptly and diligently attempt to obtain either a variance from the East Hartford Zoning Board of Appeals, a zone change from the East Hartford Planning and Zoning Commission, or such other approvals or actions from the Town of East Hartford as will permit such use (such variance, zone change, or other approval or action being hereinafter referred to as the "Zoning Approval"). If Landlord has not obtained the Zoning Approval on or before February 29, 1996, then Tenant shall have the right, at any time before the Zoning Approval is actually obtained, to terminate the Lease.

                        ARTICLE 52.  LANDLORD'S DEFAULT

     In the event that Landlord fails to comply with any of its obligations under this Lease, and such failure continues for more than thirty (30) days after receipt of written notice from Tenant (which thirty (30) day period shall be extended to the extent that Landlord is diligently attempting to cure the failure) and materially and adversely affects Tenant's business, then Tenant shall have the right, after notice to Landlord, to cure the default itself, in which event Landlord shall reimburse Tenant for all reasonable out-of-pocket costs incurred by Tenant in connection therewith.

     IN WITNESS WHEREOF, Landlord and Tenant, acting herein through duly authorized individuals, have caused these presents to be executed in multiple counterparts, each of which shall have the force and effect of an original on this 16/th/. Day of February, 1996.


                                              TENANT:

                                              ACCENT COLOR SCIENCES, INC.

                                    By: ______________________________
                                        Its Chief Financial Officer
                                        Tax I.D. or Tax Exempt No.  06-1380314

                                    LANDLORD:

                                    JOHN HANCOCK MUTUAL LIFE INSURANCE
                                    COMPANY, a Massachusetts corporation


                                    By:   HANCOCK REALTY INVESTORS, INC.
                                          a Massachusetts Corporation
                                          Its Agent

                                          By: ______________________________
                                              Robert J. Vey
                                              Its Associate

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION

                   (Intentionally omitted - to be inserted)

                                   EXHIBIT C
                                   ---------

                                LANDLORD'S WORK

Landlord will install, at its expense, doors at each vehicle entrance to the parking garage which will be secured during all non-business hours with provisions made for Tenants to have access during such hours.

                                   EXHIBIT D
                                   ---------

                             RULES AND REGULATIONS

     1. The sidewalks, entries, passages, court, corridor, stairways, and elevators shall not be obstructed or used for purposes other than ingress or egress by Tenant, Tenant's employees, agents, or invitees.

     2. Tenant shall not place within the Building any objects which exceed the floor weight specifications of the Building without the express prior written consent of Landlord. The placement and positioning of all such objects within the Building shall be reasonably prescribed by Landlord, and such objects shall, in all cases, be placed upon plates or footings of such size as shall be reasonably prescribed by Landlord. Any damage done to the Building by taking in or removing any heavy article from or overloading any floor in any way shall be paid by Tenant. Defacing or injuring in any way any part of the Building Complex by Tenant, his agent, or servants shall be paid by Tenant.

     3. Initial name and number plates on doors shall be provided by Landlord and any revisions or changes thereto shall be at the expense of Tenant. A directory, located in a conspicuous place and listing the names of the tenants of the Building, shall be provided by Landlord. Initial directory listings shall be at the cost of Landlord and any revisions or changes thereto shall be at the expense of Tenant. any necessary revision in such directory shall be made by Landlord within a reasonable time after written notice from Tenant, but Landlord shall not be responsible for any inconvenience or damage caused to Tenant as a result of error in such directory.

     4. Tenant shall not mark, paint, drill into, cut, string wires within, or in any way deface any part of the Building with anything except normal picture hanging apparatus without the express prior written consent of Landlord. Upon removal of any wall decorations or installations or floor coverings by Tenant, any damage to the walls or floors shall be repaired by Tenant at Tenant's sole cost and expense. Without limitation upon any of the provisions of the Lease, Tenant shall refer all contractors, representatives, installation technicians, and other mechanics, artisans, and laborers rendering any service in connection with the repair, or permanent improvements of the Leased Premises to Landlord for Landlord's approval before performance of any such service. This Paragraph 4 shall apply to all work performed in the Building, including, without limitation, installation of telephones, telegraph equipment, electrical devices, and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment, or any other portion of the Building. Plans and specifications for such work prepared at Tenant's sole expense shall be submitted to Landlord and shall be subject to Landlord's express prior written approval in each instance before the commencement of work. Subject to the provisions of the Lease, all installations, alterations, and additions shall be constructed by Tenant in a good and workmanlike manner and only good grades of material shall be used in connection therewith.

The means by which telephone, telegraph, and similar wires are to be introduced to the Building Complex and Leased Premises and the location of telephones, call boxes, and other office equipment affixed to the Building Complex shall be subject to the express prior written approval of Landlord.

     5. Tenant shall not employ any person other than the janitor of Landlord for the purpose of cleaning the Leased Premises without the written consent of Landlord. Landlord shall not be responsible to Tenant for loss of property from the Leased Premises or for any damage done to the furniture by the janitor, any of his employees, or by any other person. Any person employed by Tenant for the purposes of cleaning the Leased Premises, with the written consent of Landlord, must be subject to and under the control and direction of the Building janitor.

     6. Landlord shall furnish Tenant two (2) keys for each corridor door entering the Leased Premises. Additional keys shall be furnished at a charge by Landlord on an order signed by Tenant or Tenant's authorized representative. Tenant shall not make duplicate copies of such keys. Tenant shall not install additional locks or bolts of any kind upon any of the doors or windows of, or within, the Building, nor shall Tenant make any changes in existing locks or the mechanisms thereof. Tenant shall, upon the termination of its tenancy, provide Landlord or its representative with the combinations to all combination locks on safes, safe cabinets and vaults and deliver to Landlord all keys to the Building, the Leased Premises and all interior doors, cabinets, and other key-controlled mechanisms therein, whether or not such keys were furnished to Tenant by Landlord. Tenant shall pay to Landlord the reasonable cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall reasonably deem it necessary to make such a change.

     7. Tenant shall comply with all requirements necessary for the security of the Building Complex, including the use of service passes issued by Landlord for after hours removal of office equipment, packages, and signing in and/or out in the security register in the Building lobby after hours. Landlord reserves the right to deny entrance to the Building or remove any person from the Building Complex in any case where the conduct of such person involves a hazard or nuisance to any tenant of the Building Complex or to the public or in the event of fire or other emergency, riot, civil commotion. or similar disturbance involving risk to the Building Complex, tenants, or the general public. Landlord also reserves the right to make such rules and regulations as it may see fit concerning the use of electric current, water, and other supplies of the Building and to designate such hours as the Building may be closed.

     8. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed. Any damage resulting to them from misuse or the defacing or injury of any part of the Building shall be paid for by Landlord, excepting only where defacing or injury is done by Tenant or an agent of Tenant. Tenant shall not waste water by interfering with the operation of any plumbing fixture.

     9. Tenant shall not disturb the occupants of the Building by the use of any musical or sound producing instruments, making unseemly noises, or by interference in any way. Tenant shall not bring any dogs or other animals into the Building.

     10. Tenant shall not bring or keep within the Building any bicycle or motorcycle.

     11. All office equipment and any other divider or any electrical or mechanical nature shall be placed by Tenant in the Leased Premises in settings reasonably approved by Landlord so as to absorb or prevent any vibration, noise, or annoyance. Tenant shall not cause improper noises, vibrations, or odors within the Building.

     12. Nothing shall be thrown out of the doors of the Building or down stairways or other passages by Tenant.

     13. All glass, locks, and trimmings in or about the doors and windows, and all electric globes and shades belonging to the Building Complex shall be kept whole; and whenever broken by Tenant, shall be immediately replaced or repaired and put in order by Tenant under the direction and to the satisfaction of Landlord.

     14. Canvassing, soliciting, and peddling in the Building is prohibited, and Tenant shall cooperate to prevent the same. Tenant shall notify the Building Manager promptly of any unauthorized person who is soliciting from or causing annoyance to tenants, their employees, guests, or invitees.

     15. Parking in unmarked areas, blocking of walkways, loading areas, entrances, or alleyways shall not be permitted. Should such a situation exist, Landlord, at its option, shall have the right to tow such vehicle away at the owner's expense.

     16. Landlord shall not be responsible for, and Tenant hereby indemnifies and holds Landlord harmless from any liability in connection with the loss, theft, misappropriation, or other disappearance of furniture, furnishings, fixtures, machinery, equipment, money, jewelry, or other items of personal property from the Leased Premises or other parts of the Building regardless of whether the Leased Premises or Building are locked at the time of such loss, unless the loss arises from Landlord's willful or negligent acts or omissions.

     17. Tenant, its agents, servants, and employees shall, before leaving the Leased Premises unattended, close and lock all doors and shut off all lights. Corridor doors, when not in use, shall be kept closed. Subject to applicable fire or other safety regulations, all doors opening into Common Areas, as hereinafter defined, and all doors upon the perimeter of the Leased Premises shall be kept closed and, during non-business hours, locked, except when in use for ingress or egress. If Tenant uses the Leased Premises after regular business hours or on non-business days, Tenant shall lock any entrance doors to the Leased Premises used by Tenant immediately after using such doors.

     18. Tenant shall not deposit any trash, refuse, cigarettes, or other substances of any kind within or out of the Building except in refuse containers provided therefor. Smoking shall not be permitted in the common areas of the Building.

     19. To ensure orderly operation of the Building Complex, no deliveries of any kind or nature shall be made to any leased area except by persons appointed or approved by Landlord in writing. There shall not be used in any space or in the public halls of the Building, either by Tenant, by jobbers, or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

     20. Tenant shall be responsible for any damage to carpeting and flooring as a result of rust or corrosion of the file cabinets, pot holders, roller chairs, and metal objects.

     21. Movement in or out of the Building Complex of furniture or office equipment, or dispatch or receipt by Tenant of any bulky materials, merchandise, or materials which requires use of elevators, is restricted to the freight elevator. Tenant shall use its best efforts to protect common areas and building elevators during movement in and out of the Building Complex of furniture or office equipment, or dispatch and receipt by Tenant of any bulky materials or merchandise. Movement through the building entrances or lobby shall be restricted to such hours as Landlord shall designate. All such movement shall be scheduled with the Building Management Office and done in a manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement initiated by Tenant shall include determination by Landlord, and subject to its decisions and control as to the time, method, and routing of movement, and as to limitations for safety or other concerns which may prohibit any article, equipment, or any other item being brought into the Building. Tenant shall assume all risk regarding damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property, and personnel of Landlord if damaged or injured as a result of any act in connection with carrying out this service for Tenant from time of entering the Building Complex to completion of work; and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or person resulting from any act in connection with such service performed for Tenant.

     22. Tenant shall not use the Building for lodging, sleeping, or for any immoral or illegal purposes or for any purpose that will damage the Building, or the reputation thereof, or for any purposes other than those specified in the Lease in Landlord's reasonable judgment.

     23. Tenant shall not obstruct or interfere with the rights of other tenants of the Building or of persons having business in the Building or in any way injure or annoy such tenants or persons.

     24. Tenant shall not commit any act or permit anything in or about the Building which shall or might subject Landlord to any liability or responsibility for injury to any person or property by reason of any business or operation being carried on, in or about the Building or for any other reason subject to the terms of this Lease.

     25. Tenant shall not commercially cook or prepare food, or place or use any inflammable, combustible, explosive, or hazardous fluid, chemical, device, substance, or material in or about the Building without the prior written consent of Landlord over and above its initial use and leased purpose of the Leased Premises. Tenant shall comply with the statutes, ordinances, rules, orders, regulations, and requirements imposed by governmental or quasi-governmental authorities in connection with fire and public safety and fire prevention and shall not commit any act or permit any object to be brought or kept in the Building which shall result in an increase in the cost of any insurance purchased by Landlord in connection with this Lease.

     26. Tenant shall not install or use in the Building any air conditioning unit, engine, boiler, generator, machinery, heating unit, stove, water cooler, ventilator, radiator, or any other similar apparatus without the express prior written consent of Landlord, and then only as Landlord may reasonably direct.

     27. Landlord reserves the right to exclude or expel from the Building Complex any person who, in the reasonable judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner act in violation of the rules and regulations of the Building Complex.

     28. No signs, awnings, showcases, advertising devices, or other projections or obstructions shall be attached to the outside walls of the Building or attached or placed upon any Common Areas without the express prior written consent of Landlord. No blinds, drapes, or other window coverings shall be installed in the Building without the express prior written consent of Landlord. No sign, picture, advertisement, window display, or other public display or notice shall be inscribed, exhibited, painted, or affixed by Tenant upon or within any part of the Leased Premises in such a fashion as to be seen from the outside of the Leased Premises of the Building without the express prior written consent of Landlord. In the event of the violation of any of the foregoing by Tenant, Landlord may, within fifteen (15) days of written notice to Tenant, during which period Tenant may repair same, remove the articles constituting the violation without any liability unless a loss other than said removal arises from Landlord's willful or negligent acts or omissions, and Tenant shall reimburse Landlord for the reasonable expenses incurred in such removal upon demand and upon submission of applicable bills as Additional Rent under the Lease.

     29. Tenant shall not use the name of the Building or the name of Landlord in its business name, trademarks, signs, advertisements, descriptive material, letterhead, insignia, or any other similar item without Landlord's express prior written consent.

     30. The sashes, sash doors, skylights, windows, and doors that reflect or admit light or air into the Common Areas shall not be covered or obstructed by Tenant through placement of objects upon window sills or otherwise. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system of the Building by closing drapes and other window coverings when the sun's rays fall upon windows of the Leased Premises. Tenant shall not obstruct, alter, or in any way impair the efficient operation of Landlord's heating, ventilating, air conditioning, electrical, fire, safety, or lighting system.

     31. Employees of Landlord shall not receive or carry messages for or to Tenant or any other person, nor contract with nor render free or paid services to Tenant or Tenant's servants, employees, contractors, jobbers, agents, invitees, licensees, guests, or visitors.

     32. Tenant shall not tamper with or attempt to adjust temperature control thermostats in the Leased Premises or the Building Complex. Landlord shall make adjustments, if necessary, in Landlord's reasonable discretion, to thermostats on call from Tenant.

     Landlord reserves the right to rescind any of these rules and regulations and to make such other and further rules and regulations as in its judgment shall, from time to time, be needed for the safety, protection, care, and cleanliness of the Building Complex, the operation thereof, the preservation of good order therein, and the protection of comfort of the tenants and their agents, employees, and invitees, which rules and regulations, when made and written notice thereof is given to Tenant, shall be binding upon Tenant in like manner as if originally herein prescribed.

                                   EXHIBIT E
                                   ---------

                       JANITORIAL AND CLEANING SERVICES


     Landlord shall furnish janitorial and cleaning services adequate to keep the demised premises clean at all times, subject, however, to the following minimum requirements:

1.   Daily cleaning routine:

     .  Empty waste baskets and other waste receptacles
     .  Empty ash trays and wipe clean
     .  Dust railings, ledges, furniture, phones, and cabinets
     .  Sweep floors and steps, vacuum carpet traffic areas
     .  Spot clean doors, walls, and glass
     .  Remove rubbish
     .  Toilets and lavatories:
          .  Clean bowls, basins, seats, urinals, partitions, and wars
          .  Damp mop floors
          . Polish fixtures, dispensers, mirrors, and other polished surfaces . Replenish all dispensers

2.   Other Routines:

Monthly:    Scrub and wash resilient floor, outside of business hours
Annually
(at least): Wash windows inside and outside

3.   Areas Not Included:

     .  Kitchen areas will only be swept, mopped and have the trash removed
     . An extra charge will be required for any special janitorial needs over and above "normal" cleaning practices